SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

         [   ]  Preliminary Proxy Statement

         [   ]  Confidential, for Use of the Commission Only
                  (as permitted by Rule 14a-6(e)(2))
         [X  ]  Definitive Proxy Statement
         [   ]  Definitive Additional Materials

         [   ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                       Mid Atlantic Medical Services, Inc.
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

             -------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]    No fee required.
         [ ]    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
                  and 0-11:

               1) Title of each class of securities to which transaction applies:

               2)   Aggregate number of securities to which transaction applies:

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

               4)   Proposed maximum aggregate value of transaction:

               5)   Total fee paid:

          [  ]  Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


         1)       Amount Previously
                  Paid:

         2)       Form, Schedule or Registration Statement No.:____
         3)       Filing
                  Party:

         4)       Date
                  Filed:

                       MID ATLANTIC MEDICAL SERVICES, INC.

                                  4 Taft Court

                            Rockville, Maryland 20850

                                 (301) 762-8205

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 1, 2000

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders ("Annual Meeting") of Mid Atlantic Medical Services, Inc. ("Company") will be held on May 1, 2000 at 10:00 a.m., local time, at the Company's offices located at 10 Taft Court, Rockville, Maryland 20850 for the following purposes:

          1.   To elect four directors for a three year term (Proposal 1);

          2. To ratify the adoption of the 2000 Non-Qualified Stock Option Plan (Proposal 2);

          3. To ratify the adoption of the Senior Management Bonus Plan (Proposal 3); and

          4. To transact such other business and other matters and proposals as may properly come before the meeting or any adjournment or adjournments thereof.

         Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on March 7, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only record holders of the Company's Common Stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

         In the event that there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                            By Order of the Board of Directors,

                                            /s/ Sharon C. Pavlos


                                            Sharon C. Pavlos
                                            Secretary

Rockville, Maryland
March 31, 2000

         IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT (THEM) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                       MID ATLANTIC MEDICAL SERVICES, INC.

                                  4 Taft Court

                            Rockville, Maryland 20850

                                 (301) 762-8205

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                   May 1, 2000

         This Proxy Statement is furnished to stockholders of Mid Atlantic Medical Services, Inc., a Delaware corporation ("Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the 2000 annual meeting of stockholders of the Company ("Annual Meeting"), to be held on May 1, 2000, at 10:00 a.m., local time, at the Company's offices located at 10 Taft Court, Rockville, Maryland 20850 and at any adjournments thereof. It is anticipated that the mailing of this Proxy Statement and the form of proxy to stockholders will commence on or about March 31, 2000.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted (1) FOR Proposal 1 to elect the designated nominees for directors; and (2) FOR Proposal 2 to ratify the adoption of the 2000 Non-Qualified Stock Option Plan ("2000 Plan"); and (3) FOR Proposal 3 to ratify the adoption of the Senior Management Bonus Plan. If any other matters are properly brought before the Annual Meeting that require a stockholder's vote, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in accordance with the determination of a majority of the Board of Directors.

         The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Secretary of the Company or by attending the Annual Meeting and voting in person.

         The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, the Company or one of its subsidiaries, MD-Individual Practice Association, Inc. ("MD-IPA"), Physicians Health Plan of Maryland, Inc. ("PHP-MD"), Optimum Choice, Inc. ("OCI"), MD-IPA Surgicenter, Inc. ("Surgicenter"), HomeCall, Inc. ("HomeCall"), HomeCall Pharmaceutical Services, Inc. ("HPS"), HomeCall Hospice Services, Inc. ("HHS"), Mid Atlantic Psychiatric Services, Inc. ("MAPSI"), Alliance PPO, LLC ("Alliance"), MAMSI Life and Health Insurance Company ("MLH"), FirstCall, Inc. ("FirstCall"), Optimum Choice, Inc. of Pennsylvania ("OCIPA"), Optimum Choice of the Carolinas, Inc. ("OCCI"), MAMSI Insurance Agency of the Carolinas, Inc. ("MIACI"), MAMSI Insurance Resources, LLC ("MIRI"), or Frederick Associates, LLC (collectively, "Subsidiaries"), through its directors, officers and regular employees, may also solicit proxies personally or by telephone or telegraph. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

         The securities that can be voted at the Annual Meeting consist of shares of Common Stock of the Company. Each share entitles its owner to one vote on each matter presented at the Annual Meeting. The close of business on March 7, 2000 has been fixed by the Board of Directors as the record date ("Record Date") for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. There were 753 record holders of Common Stock as of such date. The number of shares of Common Stock outstanding on the Record Date was 48,637,422. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. In the event that less than a majority of the outstanding shares are present at the Annual Meeting, either in person or by proxy, a majority of the shares so represented may vote to adjourn the Annual Meeting from time to time without further notice. A plurality of the total number of shares present or represented by proxy will be necessary to elect directors (Proposal 1) and a simple majority of the total number of shares present or represented by proxy will be necessary to approve Proposal 2 and Proposal 3.

         A copy of the Annual Report to Stockholders, including audited financial statements, for the fiscal year ended December 31, 1999, accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K for its fiscal year ended December 31, 1999 with the Securities and Exchange Commission ("SEC"). Stockholders may obtain, free of charge, a copy of such Annual Report by writing to Sharon C. Pavlos, Secretary, Mid Atlantic Medical Services, Inc., 4 Taft Court, Rockville, Maryland 20850.

                            STOCK OWNED BY MANAGEMENT

         The following table sets forth information as of February 18, 2000 with respect to the shares of the Company's Common Stock beneficially owned by each current director of the Company, by each nominee who is not currently a director, by each executive officer listed in the Summary Compensation Table below and by all current directors and executive officers of the Company as a group. There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company. All ownership consists of sole voting and dispositive power, except as noted.

Name                                                      Amount and Nature                      Percent of
                                                          of Beneficial                          Common Stock
                                                          Ownership(1)                           Outstanding
Howard M. Arnold*                                              0

Thomas P. Barbera                                        382,375     (2)                         **

Francis C. Bruno, M.D.                                    54,362     (3)                         **

John H. Cook, III, M.D.                                   12,019     (4)                         **

Raymond H. Cypess, D.V.M., Ph.D.                           9,956     (5)                         **

John W. Dillon*                                                0

J. Stevens Dufresne***                                   259,854     (6)                         **

Vera C. Dvorak, M.D.                                      77,000     (7)                         **

Robert E. Foss                                           353,891     (8)                         **

Mark D. Groban, M.D.*                                    455,721     (9)                         **

Debbie J. Hulen                                           93,300     (10)                        **

George T. Jochum***                                    1,597,142     ( 1)                        3.25%

John P. Mamana, M.D.*                                     17,564     (12)                        **

William M. Mayer, M.D.                                    54,155     (13)                        **

Edward J. Muhl                                             8,131     (14)                        **

Gretchen P. Murdza                                       100,747     (15)                        **

Janet L. Norwood                                           8,131     (16)                        **

John A. Paganelli                                          8,131     (17)                        **

Ivan R. Sabel                                              8,131     (18)                        **

James A. Wild                                             13,168     (19)                        **

All current directors, and                             1,770,616     (20)                        3.60%
executive officers as a group (20 persons)

         *Nominee for director

         **Represents less than 1% of the outstanding shares of Common Stock. ***Individual resigned their position as an executive officer of the Company in 1999.


     (1) This number includes shares of Common Stock over which the director or officer has voting power under the Amended and Restated Mid Atlantic Medical Services, Inc. Stock Compensation Trust Agreement ("Trust"). Under the Trust, each of the persons who holds an option granted under the Company's 1990 Non-Qualified Stock Option Plan, 1991 Non-Qualified Stock Option Plan, 1992 Non-Qualified Stock Option Plan, 1993 Non-Qualified Stock Option Plan, 1994 Non-Qualified Stock Option Plan, 1995 Non-Qualified Stock Option Plan, 1996 Non-Qualified Stock Option Plan, 1998 Non-Qualified Stock Option Plan or 1999 Non-Qualified Stock Option Plan (collectively, the "Plans") has the right to one equal vote of the Common Stock held in the Trust. As the Trust held 10,009,217 shares of Common Stock on February 18, 2000 and there were 1,231 option holders under the Plans as of such date, each option holder has the right to vote 8,131 shares of Common Stock held by the Trust. Shares for which the trustee of the Trust does not receive voting instructions will be voted by the trustee of the Trust for, against or withheld in the same proportions as those shares of Common Stock for which the trustee does receive voting instructions. As the number of shares held by the Trust that each option holder has the right to vote (8,131 shares) is more than the number of presently exercisable options held by Mr. Muhl, Ms. Norwood, Mr. Paganelli, and Mr. Sabel, the beneficial ownership for all of the other individuals listed did not increase as a result of the Trust.


     (2) Includes presently exercisable options to purchase 379,475 shares of Common Stock.

     (3) Includes 2,306 shares of Common Stock held by his spouse and presently exercisable options to purchase 11,630 shares of Common Stock.

     (4) Includes 434 shares of Common Stock held by his spouse and presently exercisable options to purchase 10,830 shares of Common Stock.

     (5) Includes presently exercisable options to purchase 8,964 shares of Common Stock.

     (6) Includes presently exercisable options to purchase 98,600 shares of Common Stock.

     (7) Represents presently exercisable options to purchase 77,000 shares of Common Stock.

     (8) Includes presently exercisable options to purchase 353,491 shares of Common Stock.

     (9) Includes presently exercisable options to purchase 355,475 shares of Common Stock and 9,500 shares of Common Stock held by his spouse and children.

     (10) Includes 13,400 shares of Common Stock held by her spouse and presently exercisable options to purchase 66,500 shares of Common Stock.

     (11) Includes 11,640 shares of Common Stock held by his spouse, 3,420 shares held in his IRA, 3,582 shares held in the Company's 401(k) Plan, and presently exercisable options to purchase 748,500 shares of Common Stock.


     (12) Includes presently exercisable options to purchase 9,564 shares of Common Stock and 7,000 shares owned by a limited liability company and a corporation in which Dr. Mamana has an ownership interest.


     (13) Includes presently exercisable options to purchase 9,964 shares of Common Stock.

     (14) Represents 8,131 shares that the individual has the right to direct the voting of under the Trust.

     (15) Includes presently exercisable options to purchase 99,200 shares of Common Stock and 302 shares held as part of the Company's 401(K) Plan.

     (16) Represents 8,131 shares that the individual has the right to direct the voting of under the Trust.

     (17) Represents 8,131 shares that the individual has the right to direct the voting of under the Trust.

     (18) Represents 8,131 shares that the individual has the right to direct the voting of under the Trust.

     (19) Includes presently exercisable options to purchase 10,830 shares of Common Stock.

     (20) This number also includes 25,740 shares of Common Stock held by the spouses and children of executive officers, 4,410 shares held in individual retirement accounts, 616 shares held in the Company's 401(K) Plan, and 1,523,424 presently exercisable options to purchase shares of Common Stock.

                             PRINCIPAL STOCKHOLDERS


         As of February  18,  2000,  no persons or groups  within the meaning of
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), were known by management to beneficially own more than five percent of the Company's Common Stock except as follows:


Name and Address                                     Number of Shares                   Percent of Outstanding
                                               of Common Stock Common Stock
Crabbe Huson Group, Inc.                             2,778,757       (1)                5.65%
     121 S.W. Morrison, Suite 1400
     Portland, Oregon  97204

Massachusetts Financial Services Company             3,667,494       (2)                7.45%
MFS Series Trust II - MFS Energy Growth Fund
     500 Boylston Street
     Boston, Massachusetts 02116

SG Cowen Securities Corporation                      2,959,360       (3)                6.01%
     1221 Avenue of the Americas
     New York, New York  10020

Franklin Mutual Advisors, LLC                        3,612,400       (4)                7.34%
     51 John F. Kennedy Parkway
     Short Hills, New Jersey 07078

Par Investment Partners L.P.                         2,585,500       (5)                5.25%
Par Group, L.P.
Par Capital Management, Inc.
     One Financial Center, Suite 1600
     Boston, Massachusetts 02111

     (1) Crabbe Huson Group, Inc. reports that it has shared voting power and shared dispositive power with respect to 2,569,657 and 2,778,757 shares, respectively, as an investment adviser registered under
          Section 203 of the Investment Advisers Act of 1940. This information is based on Amendment No. 2 to Schedule 13G dated February 3, 2000.

     (2) Of these shares of Common Stock, 2,526,988 of the shares are beneficially owned by MFS Series Trust II MFS Emerging Growth Fund and 1,140,506 are beneficially owned by Massachusetts Financial Services Company ("MFS") and certain other non-reporting entities. MFS reports that it has sole voting power with respect to 3,283,494 shares and sole dispositive power with respect to 3,667,494 shares. This information is based on a Schedule 13G dated February 11, 2000.

     (3) SG Cowen Securities Corporation reports that it has sole voting and dispositive power with respect to 23,660 shares, shared voting power with respect to 2,856,000 shares, and shared dispositive power with respect to 2,945,700 shares. This information is based on a Schedule 13G dated January 20, 2000.


     (4) Franklin Mutual Advisers, LLC reports that it has sole voting and dispositive power with respect to 3,612,400 shares. This information is based on Amendment 3 to a Schedule 13G dated January 13, 2000.


     (5) Par Investment Partners, L.P., Par Group, L.P. and Par Capital Management, Inc. each reports that it has sole voting and dispositive power with respect to 2,585,000 shares. This information is based on Amendment 1 to Schedule 13G dated February 9, 2000.

                              ELECTION OF DIRECTORS

                                  (Proposal 1)

     The terms of office of Mark D. Groban,  M.D., John P. Mamana, M.D., William
M. Mayer, M.D., and Gretchen P. Murdza expire at the Annual Meeting. The Board of Directors have nominated Howard M. Arnold, John W. Dillon, Mark D. Groban, M.D. and John P. Mamana, M.D. for election to the Board, each to serve for a three-year term. The terms of approximately one-third of the Board expire each year at the Annual Meeting. Directors serve until their successors are duly elected and qualified. Following the Annual Meeting, the size of the Board of Directors will be 14 and, if the nominees are elected, there will be no vacancies on the Board.

     There are no arrangements or understandings between the Company and any person pursuant to which such person has been or will be elected as a director. If any nominee becomes unavailable for election for any reason, or if any other vacancy in the class of directors to be elected at the Annual Meeting should occur before the election, the shares represented by the proxy will be voted by any of the persons serving as proxies for the person designated by the Company's Board of Directors to replace the nominee or to fill such other vacancy on the Board. The Board of Directors has no reason to believe that any of the nominees will be unavailable or that any other such vacancy on the Board will occur. Each nominee has consented to be named and has indicated his or her intent to serve if elected. Except as noted below, there are no family relationships among any director, nominee for director or executive officer of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL NOMINEES TO THE COMPANY'S BOARD OF DIRECTORS.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the names of the four nominees for election as director and of those directors who will continue to serve as such after the Annual Meeting, as well as the executive officers who are not directors. Also set forth is certain other information with respect to each such person's age, the periods during which he or she has served as a director of the Company and positions currently held with the Company and its Subsidiaries.

Name and Age (1)                                       Director    Term of   Directorships; Positions  with  the Company
                                                       Since       Office
                                                                   Expires
                                                                   Annual
                                                                   Meeting


Thomas P. Barbera, 49                                  1996        2001     Director of the  Company,  MLH,  MIACI,
                                                                            MDIPA,  Surgicenter,  OCI, OCCI, OCIPA,
                                                                            HomeCall,  FirstCall,  HHS, HPS,  MAPSI
                                                                            and   MIRI;   Vice   Chairman,    Chief
                                                                            Executive  Officer,  and  President  of
                                                                            the  Company and MLH;  Chief  Executive
                                                                            Officer  and  President  of MIRI,  OCCI
                                                                            and OCI;  Chief  Executive  Officer  of
                                                                            Alliance,  HPS, MD-IPA,  MIACI,  OCIPA,
                                                                            HHS and MAPSI.

Francis C. Bruno, M.D., 58                             1986        2002(2)  Director  of  the   Company,   MLH  and
                                                                            PHP-MD;     Chairman     of     PHP-MD;
                                                                            Co-Medical Director of HHS.


John H. Cook III, M.D., 63                             1990        2001(3)  Director  of  the   Company,   MLH  and
                                                                            PHP-MD.

Raymond H. Cypess, D.V.M., Ph.D., 59                   1998        2001     Director of the Company and MLH.

Robert E. Foss, 49                                     1998        2001     Director   of   the    Company,    MLH,
                                                                            HomeCall,  FirstCall,  HPS, HHS, MDIPA,
                                                                            OCI,  OCCI,  OCIPA,  MAPSI,  MIACI  and
                                                                            Surgicenter;   Senior   Executive  Vice
                                                                            President and Chief  Financial  Officer
                                                                            of the Company,  MLH, Alliance,  MAPSI,
                                                                            MD-IPA,   HomeCall,   FirstCall,   HPS,
                                                                            HHS,  Surgicenter,  OCI,  OCIPA,  OCCI,
                                                                            MIRI, PHP-MD and MIACI.

Edward J. Muhl, 54                                     1998        2001     Director of the Company and MLH.


Janet L. Norwood, 76                                   1999        2002     Director of the Company and MLH.

John A. Paganelli,  65                                 1999        2002     Director     of    the     Company     and
                                                                            MLH.

Ivan R. Sabel, 54                                      1999        2002     Director of the Company and MLH.


James A. Wild,  48                                     1989        2002(4)  Director of the Company, MLH, and  OCIPA.


Nominees (for a three-year term expiring in 2003):

Howard M. Arnold, 58

John W. Dillon, 55

Mark D. Groban, M.D., 58                               1990        2000(5)  Director of the  Company,  MLH,  MAPSI,
                                                                            MIACI,   MD-IPA,   Surgicenter,    OCI,
                                                                            OCCI, OCIPA, HomeCall,  FirstCall,  HPS
                                                                            and   HHS;    Chairman   of   Alliance;
                                                                            President   and   Chairman   of  MIACI;
                                                                            Chairman of the  Company,  MLH,  MAPSI,
                                                                            MIACI,   MD-IPA,   Surgicenter,    OCI,
                                                                            OCCI, OCIPA, HomeCall,  FirstCall,  HPS
                                                                            and HHS;  and Chief  Executive  Officer
                                                                            of PHP-MD.

John P. Mamana, M.D., 57                               1997        2000     Director  of  the   Company,   MLH  and
                                                                            PHP-MD.


Executive  Officers Who Are Not Current  Directors or Nominees or Whose Terms as
Director Will Not Continue After the 2000 Shareholders Meeting:

John DeRosa, 47                                                             President of Alliance and MAPSI.

Vera C. Dvorak, M.D., 53                                                    Director   and   President  of  PHP-MD;
                                                                            Executive  Vice  President  and Medical
                                                                            Director  of  the  Company,   Alliance,
                                                                            MAPSI, HomeCall,  FirstCall,  HPS, HHS,
                                                                            MD-IPA,    OCI,    OCCI,    OCIPA   and
                                                                            Surgicenter.

Susan D. Goff, 54                                                           Director  of  MD-IPA,   OCI,  OCCI  and
                                                                            Surgicenter;   President   of   MD-IPA;
                                                                            Executive   Vice   President   of   the
                                                                            Company,  MIACI,  MIRI, MLH, OCI, OCIPA
                                                                            and OCCI.

Debbie J. Hulen, 40                                                         Director of OCI, OCCI, OCIPA, Surgicenter and MD-IPA;
                                                                            Senior Vice President of the Company,  MLH,  MIACI,
                                                                            MIRI, OCCI, OCI and OCIPA.





Executive  Officers Who Are Not Current  Directors or Nominees or Whose Terms as
Director Will Not Continue After the 2000 Shareholders Meeting (continued):


Christopher E. Mackail, 41                                                  Senior Vice  President  and  Controller
                                                                            of the Company, MLH, Alliance, PHP-
                                                                            MD,  FirstCall,  HomeCall,  HHS,  HCPS,
                                                                            MAPSI,  MD-IPA,   Surgicenter,   MIACI,
                                                                            OCI, OCCI,  and OCIPA.


Sharon C. Pavlos, 41                                                        Associate    Senior    Executive   Vice
                                                                            President,    General    Counsel    and
                                                                            Secretary   of   the   Company,    MLH,
                                                                            Alliance,  MAPSI, HomeCall,  FirstCall,
                                                                            HPS, HHS, MD-IPA,  Surgicenter,  MIACI,
                                                                            MIRI, OCI, OCCI, OCIPA and PHP-MD.


     (1)  Signifies age as of December 31, 1999.

     (2) Dr. Bruno was not a Director of the Company from April 1991 to April 1992 or from April 1994 to April 1995.

     (3) Dr. Cook was not a Director of the Company from April 1993 to April 1995 or from April 1997 to April 1998.

     (4)  Mr. Wild was not a Director  of the  Company  from April 1992 to April
          1993.

     (5) Dr. Groban was not a Director of the Company from April 1993 to April 1994.

         Information concerning the principal occupations or employment of the directors, nominees for director and executive officers of the Company for the past five years and other biographical data are set forth below.

Continuing Directors and Nominees:

     Howard M. Arnold has been Chairman and Chief Executive Officer of Churchill Investment Corporation ("Churchill") since 1992. Churchill is the managing general partner of Churchill Technology Limited Partnership, a hedge fund focused on emerging high technology companies. From 1986 to 1991, Mr. Arnold was co-founder and Chief Executive Officer of Chartway Technologies, Inc. ("Chartway"), a spin-off from Sage Systems, Inc. ("Sage"). Chartway was an application software and services firm, which was sold to an international consulting firm in 1991. From 1973 to 1986, Mr. Arnold was co-founder and Vice President of Sage, a software products company. Sage went public in 1986 as Sage Software, Inc. and was the predecessor of Intersolv, Inc. and now Merant Plc. Mr. Arnold received a B.S. in 1963 from American University and an M.B.A. in 1968 from Golden State University.

     Thomas P. Barbera was elected President and Chief Executive Officer on April 21, 1999. He was elected Interim President and Chief Executive Officer on January 8, 1999 and Vice Chairman of the Company on May 6, 1996. Mr. Barbera became Executive Vice President of Government Relations and Assistant Secretary for the Company and MLH in May of 1993. From December 1987 until May 1993, Mr. Barbera was a partner at Weinberg and Green, a general practice law firm in Baltimore, Maryland. Mr. Barbera received an A.B. from Loyola College in 1972 and received his J.D. from University of Baltimore in 1976.

     Francis C. Bruno, M.D. received a B.S. from Kings College in 1964 and an M.D. from New York Medical College in 1968. He is Board certified in Family Practice and has practiced medicine since 1972.

     John H. Cook III, M.D. is a board certified practitioner of Internal Medicine and Geriatrics. From June 1957 to July 1973, Dr. Cook served in the United States Navy. In 1977, Dr. Cook received an M.D. from Yale University School of Medicine. In 1963, Dr. Cook received a Masters of Science in Electrical Engineering from the U.S. Naval Post-Graduate School and in 1957, Dr. Cook received a B.S. from the United States Naval Academy. Dr. Cook has been in private practice since 1980.

     Raymond H. Cypess, D.V.M., Ph.D. is President and CEO of American Type Culture Collection, Rockville, Maryland. Dr. Cypess was an Associate Professor of Epidemiology and Microbiology at the University of Pittsburgh School of Public Health from 1970 to 1973, Professor and Chairman at the New York State College of Veterinary Medicine from 1977 to 1987, and Dean of the College of Graduate Health Sciences, as well as Professor of Microbiology, Immunology, and Comparative Medicine, and Vice Provost for Research and Research Training, at the University of Tennessee, Memphis from 1989 to 1993. In May, 1999, Dr. Cypess was elected to the Board of Directors of Commonwealth Biotechnologies, Inc., a biotechnology company. Dr. Cypess is a fellow of the Infectious Disease Society and a Member of the American Epidemiology Society. Dr. Cypess received a B.S. in biology from Brooklyn College in 1961, a B.Agri. from the University of Illinois in 1965, and a D.V.M. from the University of Illinois in 1967. In 1970, Dr. Cypess received a Ph.D. in Parasitology from the University of North Carolina.

     John W. Dillon is Vice President - External Affairs, for Bell Atlantic-Maryland, Inc., Baltimore, Maryland. Prior to joining Bell Atlantic-Maryland, Inc., Mr. Dillon was a Director at AT&T in Basking Ridge, New Jersey. He is on the Board of Directors of Bell Atlantic-Maryland, Inc. He is also on the Board of Directors of the University of Maryland Foundation and serves on its Executive Committee. He is past President of the MD-DC Utilities Association, a member of the Leadership Council of the Johns Hopkins Bayview Medical Center, and is a member of the Board of Directors of the Baltimore
Private Industry Council, Maryland's Court Appointed Special Advocates Association, Baltimore Museum of Industry, Baltimore Downtown Partnership, Lyric Foundation and Center Stage. Mr. Dillon graduated from St. Bonaventure University in 1966 and served in the United States Marine Corps from 1966-1970.

     Robert E. Foss was elected Senior Executive Vice President and Chief Financial Officer on January 8,1999. Mr. Foss joined the Company on July 1, 1994 as its Executive Vice President and Chief Financial Officer. Prior to joining the Company, Mr. Foss practiced as a certified public accountant with a "Big Five" accounting firm. Mr. Foss received a BSBA from the University of Colorado in 1971 and became a CPA in 1972.

     Mark D. Groban, M.D. was elected Chairman of the Board on April 21, 1999. Dr. Groban was elected interim Chairman of the Board on January 8, 1999. Dr. Groban joined the Company full time on October 10, 1990 after being in full time private practice since 1973. Dr. Groban served as a consultant to the Company from February 1988 to October 1989. He became President of MAPSI in October 1989. In May 1991, he became President of Alliance. In October 1996, Dr. Groban was named Executive Vice President and Medical Director of Quality Improvement for the Company.


     John P. Mamana, M.D. received his B.A. from Harvard University and his M.D. degree from Boston University School of Medicine. Dr. Mamana is also Chief
Executive Officer, Chairman of the Board and a Director of American Health Sciences, Inc. Dr. Mamana has practiced Internal Medicine in Springfield, Virginia since 1974. In 1978, he founded Virginia Medical Associates, P.C., a multi-specialty group practice, and served as the President, Chief Executive Officer, and Chairman of the Board until December 1997. During 1998, Virginia Medical Associates, P.C. declared bankruptcy. Dr. Mamana served as the Chief Executive Officer and Chairman of the Board for Gateway Physicians Services (formerly Virginia Health Partners) and as the Chief Medical Officer of Health Partners, Inc. in Norwalk, Connecticut from 1994 until January 1998. Dr. Mamana has been a Clinical Associate Professor of Medicine at Georgetown University Medical School since 1987. Dr. Mamana is also Chairman and Chief Executive Officer of American Health Sciences, Inc. since January 1998.


     Edward J. Muhl is the Senior Managing Director of Navigant Consulting, Inc. (formerly Peterson Worldwide Consulting, LLC). From 1997 to August 1998, Mr. Muhl was Executive Vice President and Member of the Board of Directors of Peterson Worldwide Consulting, LLC, a business and insurance consulting firm. Mr. Muhl was Superintendent of Insurance for the State of New York from 1995 to 1997. He is a former President of the National Association of Insurance
Commissioners, and a previous Commissioner of Insurance for the State of Maryland. From 1991 to 1995, Mr. Muhl was a Senior Vice President of the Reliance Insurance Group. Mr. Muhl received his B.A. in Social Science from the University of Baltimore in 1973.

     Janet L. Norwood was an economist and a Senior Fellow with the Urban Institute from 1991 through 1999. She served as the Chair of the Advisory Council on Unemployment Compensation from 1993 to 1996. She was appointed by Presidents Carter and Reagan to be the U.S. Commissioner of Labor Statistics from 1979 to 1991. From 1993 to 1996, she was appointed by Presidents Bush and Clinton as Chair, Advisory Council on Unemployment Compensation. Ms. Norwood received a B.A. from Douglas College, Rutgers University and holds an M.A. and Ph.D. from the Fletcher School of Law and Diplomacy from Tufts University as well as an LL.D. Honorary from Harvard University, Carnegie Mellon University and Florida International University. Currently, Ms. Norwood is self-employed part-time as a consultant.

     John A. Paganelli was President and Chief Executive Officer of Transamerica Life Insurance Company of New York from 1992 to 1997. Since 1987, Mr. Paganelli has been a partner in RFG Associates, a financial planning organization, and Vice President and Executive Vice President of PEG Capital Management, an investment advisory organization. From 1980 to the present, Mr. Paganelli has been an officer and director-shareholder of Mike Barnard Chevrolet, Inc., an automobile dealership. Mr. Paganelli holds an A.B. from Virginia Military Institute.

     Ivan R. Sabel has been Chairman and Chief Executive Officer of Hanger Orthopedics Group Inc. (a New York Stock Exchange company that is in the orthotics and prosthetics market) since August 1995. From November 1987 to August 1995, Mr. Sabel was President and Chief Operating Officer of Hanger Orthopedics Group, Inc. He has been a clinical instructor in orthopedics at Georgetown University Medical School since 1969. Mr. Sabel holds a Bachelor of Science in Orthotics and Prosthetics from New York University.

     James A. Wild received a B.A. in accounting from Franklin and Marshall College in 1973. He has been Vice President and Director of Waterview Investment Corporation (a holding company whose 100% owned subsidiary, Almag, is a metal finishing company) since February 1988.

Executive Officers:

     John D. DeRosa joined the Company in August 1999 as President of Alliance and MAPSI. Prior to joining the Company, Mr. DeRosa was Vice President of Group Managed Care Products for The Guardian Insurance Company from 1993 to 1999. Mr. DeRosa graduated from Brooklyn College in 1974.

     Vera C. Dvorak, M.D. joined the Company in August 1994 as an Associate Medical Director. She became Senior Vice President and Medical Director of the Company, MLH, PHP-MD, HomeCall, FirstCall and HPS in April 1996. In November 1996, Dr. Dvorak was promoted to Executive Vice President and Medical Director of the Company. Dr. Dvorak is Board certified in Internal Medicine and Geriatrics. She was recertified by the American Board of Internal Medicine in 1987 and 1993. Dr. Dvorak was a practicing physician for 18 years (1976-1994); the last 6 years she served as Chief of Department of Internal Medicine of Kaiser Permanente. Dr. Dvorak received her M.D. degree from Charles University in Prague, Czechoslovakia and trained in internal medicine and infectious diseases at the University of Oklahoma and the University of Pennsylvania.

     Susan D. Goff was employed by Alliance and MAPSI as Vice President on August 1, 1989, became Executive Vice President of MD-IPA on April 26, 1993, responsible for large group sales activities in all states and President of MD-IPA on November 15, 1993. Ms. Goff graduated from the University of California at Los Angeles in 1967 with a B.S. in Nursing and received a Masters of Science in Administration with a concentration in Health Care from Central Michigan University in 1989. Ms. Goff is a director of Sandy Spring National Bank.

     Debbie J. Hulen joined the Company in August 1993 as a Regional Director of Sales for OCI. Ms. Hulen was promoted to Senior Director in July 1995 and became a Senior Vice President in charge of sales for OCI and MLH effective September 1997. Ms. Hulen is currently responsible for all small group sales activities in Maryland, Northern Virginia, Delaware, Pennsylvania, and the District of Columbia. Prior to joining the Company, Ms. Hulen worked at Esprit de Corps for ten years, leaving with a final title of Regional Director of Sales. Ms. Hulen is the daughter of George T. Jochum, a former executive officer and director of the Company.

     Christopher E. Mackail joined the Company in October 1996 as the Vice President of Finance. He became Senior Vice President and Controller on January 25, 1999. Prior to joining the Company, Mr. Mackail was a Senior Manager with Ernst & Young LLP's Washington, D.C. office. Ernst & Young LLP has served as the Company's independent public accountants since June 2, 1989 and Mr. Mackail was the audit Senior Manager on the Company's account. Mr. Mackail graduated from the University of Richmond in 1981 with a B.S. in accounting and became a CPA in 1983.

     Sharon C. Pavlos was elected Associate Senior Executive Vice President and General Counsel of the Company on February 14, 2000 and Executive Vice President and General Counsel of the Company on January 15, 1999. Ms. Pavlos became Senior Vice President, General Counsel and Secretary of the Company effective September 8, 1998. Before joining the Company, Ms. Pavlos was the Vice President, Regulatory Affairs & Network Development for United HealthCare of the Mid-Atlantic, Inc. since May 1996. Prior to her position with United HealthCare of the Mid-Atlantic, Inc., Ms. Pavlos was the Vice President, General Counsel of Chesapeake Health Plan, Inc. since February 1994. From March 1994 to May 1996, Ms. Pavlos also served as the Vice President, Legal Affairs of HealthWise of America, Inc. Ms. Pavlos received her B.A. from the University of Maryland in 1980 and her J.D. from Georgetown University in 1983.

Board Meetings and Committees

     The Company's Board of Directors met 9 times in fiscal 1999. The standing committees of the Board include the Executive Committee, the Finance Committee, the Audit Committee, the Stock Option Committee, the Compensation Committee, the Employment Practices Committee, and the Select Committee. During fiscal 1999, the Executive Committee held 4 meetings, the Finance Committee held 3 meetings, the Audit Committee held 3 meetings, the Stock Option Committee held 4 meetings, the Compensation Committee held 4 meetings, the Employment Practices Committee held 4 meetings, the Select Committee held 3 meetings and the Transition and Search Committee held 8 meetings. The Board does not have a standing Nominating Committee.


     All Directors attended at least 75 percent of the aggregate of the total number of meetings of the Company's Board of Directors and the total number of meetings held by all committees on which they served.


     The Executive Committee of the Board of Directors has general oversight functions relating to the operation of the Company and its Subsidiaries and functions as the Company's Board when the Company's Board is not in session, with all powers of the Company's Board, except those of removing or nominating Directors, filling vacancies on the Board of Directors, and as otherwise limited by the Delaware General Corporation Law. Its members are Mark D. Groban, M.D. (Chairman), Thomas P. Barbera, Francis C. Bruno, M.D., Ivan R. Sabel and James
A. Wild.

     The Finance Committee of the Company oversees the projections and assumptions of the Company in preparing its financial goals each year. The Audit Committee interfaces with the Company's independent public accountants to determine if the financial accounting practices of the Company are in compliance with generally accepted accounting principles. The Finance Committee's members are John P. Mamana, M.D. (Chairman), Raymond H. Cypess, D.V.M., Ph.D., Mark D. Groban, M.D., and Thomas P. Barbera. The Audit Committee's members are James A. Wild (Chairman), Edward J. Muhl and Janet L. Norwood.


     The Stock Option Committee grants options under and otherwise implements the 1992, 1993, 1994, 1995, 1996, 1998 and 1999 Non-Qualified Stock Option
Plans. The members of the Stock Option Committee are Edward J. Muhl (Chairman), John P. Mamana, M.D. and John A. Paganelli.

     The Select Committee grants options under the 1992, 1993, 1994, 1995, 1996, 1998, and 1999 Non-Qualified Stock Option Plans for employees below Vice President (Level 17). The Select Committee was formed in 1998. It has authority to grant options to officers and key employees who are not "covered employees" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), and who are not subject to Section 16 of the 1934 Act. If there is a conflict between the Select Committee and the Stock Option Committee, the determination of the Stock Option Committee will control. The members of the Select Committee are Mark D. Groban, M.D. and Thomas P. Barbera.

     The Compensation Committee oversees the development and implementation of the Company's compensation program for executive officers, the Chairman and the President and Chief Executive Officer. Its members are John P. Mamana, M.D. (Chairman), Edward J. Muhl, and John A. Paganelli.


         The Employment Practices Committee oversees the Company's maintenance of equal opportunity for all employees regardless of race, national origin, religion, gender, physical disability, sexual orientation, or age. The members of the Employment Practices Committee are James A. Wild (Chairman), John H. Cook, III, M.D., Gretchen P. Murdza and William M. Mayer, M.D.


         In January 1999, the Board established the Transition and Search Committee to (1) propose 1999 Board nominees and (2) recommend individuals for the positions of Chairman, Chief Executive Officer and President.


Section 16(a) Beneficial Ownership Reporting Compliance

         William M. Mayer, M.D. and Gretchen P. Murdza failed to file on a timely basis one Form 5 Report, Statement of Changes in Beneficial Ownership, reporting one transaction as required by Section 16 (a) of the 1934 Act. Each of the aforementioned forms has subsequently been filed.

Directors' Compensation

     For the fiscal year ended December 31, 1999, the directors of the Company were compensated according to the following table:

                                                 Per Person
                                                 Compensation(1)

Chairman & Vice Chairman of the Board              $52,000/yr(2)

Director Annual Retainer                           $20,000(3)

Director  Attendance at Board Meeting               $1,500

Director  Attendance at a Committee Meeting         $1,000

(1) Employees of the Company receive no annual fees and no compensation for Board or Committee meeting attendance.

(2) Any director compensated as a Chairman or Vice Chairman does not receive additional compensation from the Company or any of its Subsidiaries for attending Board or Committee meetings except for Dr. Bruno who does receive fees as Chairman of PHP-MD and fees as a Director of the Company. If the position is held by an employee of the Company, no compensation in addition to his or her employee compensation is paid.

(3)  Paid quarterly.

         Under the Company's Deferred Compensation Plan adopted by the Board on February 15, 2000, each person who was a director of the Company on April 1, 2000, or thereafter may defer all or 50% of their cash compensation to a deferred compensation account. The account will accrue interest at the prime rate as periodically adjusted and published in the Wall Street Journal. The balance of a director's account in the Deferred Compensation Plan will become payable, at the director's election, (1) on the January 1 next following the date he or she ceases to serve as a director, or (2) the January 1 following his or her 65th birthday or (3) on the later of those two dates. Employees of the Company receive no annual fees and no compensation for Board or Committee meeting attendance. As such, employee directors will not participate in the Deferred Compensation Plan.


         Under the Company's 1996, 1998, and 1999 Non-Qualified Stock Option Plans (the "Plans"), each Non-Employee Director received a Non-Employee Director Option to purchase shares of Common Stock at an exercise price of $20.00 per share, $13.00 per share, or $9.25 per share (which was the fair market value of a share of Common Stock on May 1, 1996, May 1, 1998, and May 3, 1999, respectively). The number of shares of Common Stock covered by each Non-Employee Director Option was based on a formula specified in the plan for the 1996 and 1998 Plans. The 1999 Plan provided that Non-Employee Directors of the Company would each receive an option to purchase 5,000 shares.

         For the 1996 and 1998 Plans, each Non-Employee Director Option becomes exercisable cumulatively in three equal installments starting on May 1, of the year following the year of the grant and has a five year term. If a Non-Employee Director's service with the Company terminates (other than as a result of a removal for cause) or if such person ceases to be a Non-Employee Director, the option will continue to become exercisable and may be exercised until the stated term of the option. If a Non-Employee Director is removed for cause, the Non-Employee Director Option held by such person will cease to continue to become exercisable on or after the date of such removal.


         With respect to the 1999 Plan, each Non-Employee Director Option is exercisable in full on the date of grant. If a Non-Employee Director's service with the Company terminates for any reason or if such person ceases to be a Non-Employee Director, such option may be exercised until the expiration of the stated term of the option. Accordingly, if a Non-Employee Director ceases to serve for any reason, he or she may continue to exercise his or her Non-Employee Option until the expiration of the stated term of such option.

         Set forth below is the number of Non-Employee Director Options to purchase shares of Common Stock received by current Company directors (who are not also employees) and nominees on May 1, 1996, May 1, 1998, and May 3, 1999 under the 1996, 1998, and 1999 Plans.


                           Number of Shares  Number of Shares  Number of Shares
                           1996 Plan         1998 Plan         1999 Plan
                           May 1, 1996       May 1, 1998       May 1, 1999


Howard M. Arnold*          None               None              None

Francis C. Bruno, M.D.     4,980             4,950              5,000

John L. Cook, III, M.D.    4,380             4,350              5,000

Raymond H.Cypess,
D.V.M., Ph.D.              2,814             3,450              5,000

John W. Dillon*            None              None               None

John P. Mamana, M.D.*      3,264             3,900              5,000

William M. Mayer, M.D.     3,564             4,200              5,000

Edward J. Muhl             None              3,000              5,000

Janet L. Norwood           None              None               5,000

John A. Paganelli          None              None               5,000

Ivan R. Sabel              None              None               5,000

James A. Wild              4,380             4,350              5,000

*Nominee

                        EXECUTIVE MANAGEMENT COMPENSATION

Report of the Compensation Committee on Executive Compensation

         The role of the Compensation Committee is to (1) set salary for individuals who are Senior Executive Vice Presidents and above, subject to the approval of the Board of Directors with respect to the Chairman, President and Chief Executive Officer and Senior Executive Vice President and all executive officers of the Company; (2) to review any employment agreements or revisions thereto entered into with the Company's officers; and (3) to establish the bonus goal for the Chairman, Chief Executive Officer, Senior Executive Vice President, and other employees.

         The Committee uses a common set of criteria for evaluating all executives. The criteria are:

     Individual performance

     Individual responsibility

     Corporate performance

     Potential for growth

         In evaluating the executive's individual performance, the following criteria is reviewed:

     Selection, placement and evaluation of personnel under the executive's supervision;

     Education of personnel under the executive's supervision;

     Control of corporate expenditures;

     Customer service;

     Job  performance;

     Acceptance of and ability to accomplish special tasks, and

     Establishment and completion of specific goals.

          Salary. As of January 8, 1999, Mr. George T. Jochum resigned his positions with the Company under the terms of a Settlement Agreement with the Company. Pursuant to the Settlement Agreement, Mr. Jochum received compensation consistent with a termination other than for cause under the terms of his Employment Agreement with the Company which was for the period of January 1, 1991 through December 31, 1998. Specifically, Mr. Jochum received a lump sum payment of $730,000. He received an additional amount totaling $1,350,000 payable in installments, for the period January 22, 1999 through January 21, 2000. Mr. Jochum is also entitled to the supplemental retirement benefits pursuant to the split dollar life insurance option that Mr. Jochum previously elected and health insurance benefits to be paid by Mr. Jochum.

          As of January 8, 1999, the Board of Directors elected Mark D. Groban, M.D. to be interim Chairman of the Board and Thomas P. Barbera to be interim President and Chief Executive Officer. The Board of Directors also approved, upon the recommendation of the Compensation Committee, employment agreements for Dr. Groban and Mr. Barbera, and Robert E. Foss, the Company's Senior Executive Vice President and Chief Financial Officer. The Company's employment agreements with Dr. Groban and Mr. Barbera were effective January 8, 1999, and were to continue for a period of one year from the date of the conclusion of the search effort and the acceptance of the selected individual(s) to serve as Chairman of the Board, President and Chief Executive Officer unless earlier terminated as provided in the agreement. If Dr. Groban or Mr. Barbera were selected and agreed to serve as Chairman of the Board or President and Chief Executive Officer, the Company and the selected executive were required to enter into a new employment agreement. Dr. Groban and Mr. Barbera's employment agreements provided for a base salary of a minimum of $475,000 per year, which amount was determined by the Compensation Committee after reviewing comparable executive salaries in the Company's industry.

          On April 21, 1999, Dr. Groban was elected Chairman of the Board and Mr. Barbera was elected President and Chief Executive Officer. On that date, Dr. Groban and Mr. Barbera entered into new employment agreements with the Company. These new agreements were recommended by the Compensation Committee and approved by the Board of Directors. The Company's employment agreements with Dr. Groban and Mr. Barbera are to continue for a three-year term and provide each a minimum base salary of $525,000 with a provision that allows for an annual change in salary directly related to the earnings of the Company. For years two and three of the agreement, the base salary will increase or decrease by a percentage equal to 50% of the percentage change in the Company's consolidated net after tax income during the previous year. The employment agreements also provide that any salary increase may not be greater than 25% and any salary decrease may not be greater than 12.5% in any one year. Dr. Groban and Mr. Barbera's salaries were determined by the Compensation Committee after reviewing comparable executive salaries in the Company's industry.

          Mr. Foss' employment agreement is effective January 8, 1999 and will continue through April 21, 2002 unless earlier terminated as provided in the agreement. This agreement was recommended by the Compensation Committee and approved by the Board of Directors. Mr. Foss' minimum base salary under the agreement is $400,000 with a provision that allows for an annual change in salary directly related to the earnings of the Company. Mr. Foss' employment agreement provides that his base salary will increase or decrease each year beginning in the year 2000 by a percentage equal to 50% of the percentage change in the Company's consolidated net after tax income during the previous year. The employment agreement also provides that his salary cannot be increased by more than 20% or decreased by more than 10% in any one year. Mr. Foss' salary was determined by the Compensation Committee after reviewing comparable executive salaries in the Company's industry.

          With respect to those executive officers other than Mr. Jochum, Dr. Groban, Mr. Barbera, and Mr. Foss, Dr. Groban and Mr. Barbera presented a recommendation to the Committee regarding such individuals' 1999 salary based on their evaluation of each individual's performance, using the criteria stated above. The Committee discussed these recommendations and the Committee set 1999 salary levels in accordance with those recommendations.


         Bonus. Bonus compensation for management is based on the ability of the Company to attain a predetermined pretax income goal. The 1999 Senior Management Bonus Plan includes a minimum pretax income goal (prior to the return of amount withheld by PHP-MD as part of the claims reserve risk pool, payment of physicians' bonuses and charges or credits not related to current year operations, and before deductions for income tax and expansion and acquisition costs). For 1999, the minimum pretax income goal was $36 million and the maximum pretax income goal was $42 million. The Company achieved an actual 1999 pretax earnings of $39,830,000 resulting in the Company paying a bonus under the 1999 Senior Management Bonus Plan equal to 64% of the maximum bonus. The goal was established at the beginning of 1999 by the Compensation Committee and was approved by the stockholders.


         Some executive officers and other salaried employees do not receive the full amount of their bonus even if the minimum pretax income level is achieved. For these individuals, a portion of their bonus compensation is determined based on other measurable criteria.


     Stock Options. The total compensation program for executives also includes equity-based compensation. The Company's stockholders have approved a series of non-qualified stock option plans. These plans encourage and create ownership and retention of the Company's stock by the vast majority of salaried employees. The equity portion of the executives' compensation provides a tool to recruit and retain employees, as well as to align the interest of the employees with those of the non-employee stockholders. The individuals constituting the Compensation Committee also constitute the Stock Option Committee and, as such, administered these stock option plans in 1999 with respect to the executive officers. The Stock Option Committee determines the amount of stock options awarded to individual executives and the Select Committee determines the amount of stock options awarded to employees below Vice President (Level 17). In general, options are granted to executives annually. Although, under the Company's existing stock option plans (other than the 1994, 1995, 1996, 1998, and 1999 Non-Qualified Stock Option Plans), there is no limitation, either a minimum or maximum, on the number of options that can be granted to an individual, usually individuals of the same salary grade level receive approximately the same number of options. Variations from this standard are based upon individual performance using the criteria stated above. Dr. Groban and Mr. Barbera recommended the number of options to be granted to each executive officer during 1999, considering the criteria for performance listed above, as well as such factors as the potential of the recipient and prior grants. The Stock Option Committee granted options in the amounts recommended by Dr. Groban and Mr. Barbera. In general, during 1999, executive officers were only granted additional options if they were promoted during the year.

     Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), limits the ability of a public company, such as the Company, to deduct, in 1994 and subsequent years, compensation paid to executive officers who are named in its "Summary Compensation Table" in excess of $1 million per year unless certain conditions are met. What the requirements are vary depending on the type of compensation paid. One requirement applicable to both stock option and bonus plans is that the material terms of the plan must be disclosed to, and approved by, the public company's stockholders in a separate vote. Accordingly, the Company is soliciting stockholder approval of its Senior Management Bonus Plan. The Company generally intends to take steps so that its stock option and bonus programs that are generally available to all exempt employees comply with the requirements of Section 162(m).

John P. Mamana, M.D.
Edward J. Muhl
John A. Paganelli

Stock Performance Graph

     The following graph compares the change in the Company's cumulative total return on its Common Stock [ ] with (a) the change in the cumulative total return on the stocks included in the New York Stock Exchange Stock Market Index [ ], and (b) the Standard & Poors MidCap Health Care Managed Care Index [ ].


(Stock performance Graph is shown here containing plot points below.)




     These comparisons assume an investment of $100 made on December 31, 1994 and compares relative values on an annual basis for the years ending December 31, 1995, 1996, 1997, 1998 and 1999. All of these cumulative total returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during this period. The Common Stock price performance shown below should not be viewed as being indicative of future performance.

                                   Dec-94      Dec-95       Dec-96         Dec-97          Dec-98             Dec-99
--------------------------------------------------------------------------------------------------------------------
Mid Atlantic Medical Svcs.         $100          $106          $58           $56           $43                $36
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
HealthCare (Mgd. Care)-Mid         $100          $122          $98           $66           $53                $49
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
NY Stock Exchange-Comp.            $100          $131         $156          $204          $237               $259
--------------------------------------------------------------------------------------------------------------------

Compensation Committee Interlocks and Insider Participation


     During 1999, the members of the Company's  Compensation Committee were John
P. Mamana, M.D. (Chairman), Edward J. Muhl and John A. Paganelli. No member of the Committee is a former employee of the Company or any of its Subsidiaries.

     As a result of the nature of the business conducted by the Company, certain members of the Board of Directors of the Company have received fees for services rendered on behalf of persons enrolled in the HMO plans run by the Company and its Subsidiaries ("Enrollees"). Such persons were compensated at the same rate as were non-director primary care and specialist healthcare practitioners ("Participating Practitioners"). Compensation from PHP-MD for medical services rendered by all Participating Practitioners (or corporations or partnerships of which they were partners, affiliates or stockholders) ranged from $0 to approximately $3,387,000 in 1999. MD-IPA also offers health coverage to members of the Board of Directors of the Company who are members of the Board of Directors of PHP-MD or MD-IPA at reduced rates. The following table sets forth the total 1999 compensation from PHP-MD earned by members of the Board of Directors and nominees for director for medical services rendered to Enrollees, for services rendered as directors of the Company and its Subsidiaries and for health coverage where such amounts exceeded $60,000 in 1999. Certain other directors serve on the Board of Directors of the Company's Subsidiaries; however, the fees for such services did not exceed $60,000 in 1999.


                                                  Medical Services             Total Compensation
Francis C. Bruno, M.D. (1)                           $ 94,429                         $185,574
John H. Cook III, M.D.  (2)                          $119,880                         $162,530
John P. Mamana, M.D. (3)                             $369,144                         $413,394
William M. Mayer M.D. (4)                            $849,669                         $893,163
Ivan R. Sable (5)                                    $196,771                         $221,771

(1) Paid to the Francis C. Bruno, M.D., P.A. partnership for medical services for enrollees of MD-IPA, MLH and OCI.

(2) Paid to Loudoun Health Services for medical services to enrollees of MD-IPA, MLH, and OCI. (3) Paid to Virginia Medical Associates ("VMA") for medical services to enrollees of MD-IPA, MLH, and OCI. Dr. Mamana owns less than 5% of VMA and the revenues received by VMA from the Company and its Subsidiaries represents less than 5% of VMA's revenues.

(4) Paid to Drs. Esposito, Mayer, Hogan and Associates, P.A. partnership for medical services for enrollees of MD-IPA, MLH and OCI.

(5) Paid to Hanger Orthopedic Group, Inc. and affiliates for medical services for enrollees of MD-IPA, MLH and OCI.

Summary Compensation Table

     The following table shows the compensation paid to the Company's Chairman, Chief Executive Officer and the three other most highly compensated executive officers whose salary and bonus, if any, exceeded $100,000 during 1999 as well as two former executive officers of the Company (each a "Named Officer").


                                                                              Long-term
                                                                             Compensation
                                                                                Awards
                                        Annual Compensation
Name and                   Year     Salary($)    Bonus($)     Other Annual   Securities   All Other
Principal Position                                            Compensation(2)Underlying   Compensation ($)
                                                                             Options (#)

Mark D. Groban             1999     $497,859     $163,267      -             145,000      $3,200(5)
Chairman                   1998     $290,735     -0-           -             105,600 (6)  $3,200(5)
of the Board               1997     $278,107      $32,968      -             -0-          -0-


Thomas P. Barbera          1999     $499,994     $163,695      -             145,000      $3,200(5)
President and Chief        1998     $325,369     -0-           -             135,600 (6)  $3,200(5)
Executive Officer          1997     $308,698     -0-           -             -0-          -0-


Robert E. Foss             1999     $394,241     $109,044      -             126,000      $3,200(5)
Senior Executive Vice      1998     $292,692     -0-           -             141,000 (6)  $3,200(5)
President and Chief        1997     $280,020     -0-           -             -0-          -0-
Financial Officer

Vera C. Dvorak             1999     $274,108     $54,931      -              18,000       $3,200(5)
Executive Vice President   1998     $256,417     -0-          -              81,000 (6)   $3,200(5)
and Medical Director       1997     $245,000     -0-          -              -0-          -0-

Debbie J. Hulen            1999     $130,597    $209,244 (7) -               22,500       $3,200(5)
Senior Vice President      1998    $  78,808    $168,998 (7) -               74,700 (6)   $3,200(5)
                           1997    $  67,500    $118,107 (7) -               -0-          $2,783(5)

George T. Jochum (1)       1999   $1,350,000     -0-           -             -0-         $980,000 (1)
Former Chairman of the     1998   $1,349,998     -0-           -            350,000 (6)    $8,628 (3)(4)
Board, President,          1997   $1,385,724     -0-           -             50,000        $8,628(3)(4)
and Chief
Executive Officer

J. Stevens Dufresne        1999     $293,827     -0-            -            9,000        $5,000(5)
Former Executive Vice      1998     $268,574     -0-            -          120,600 (6)    $3,200(5)
President of Provider      1997     $257,250     -0-            -            -0-          -0-
Networks


(1) Effective January 8, 1999, Mr. Jochum resigned from the Board and from his position as Chairman, President and Chief Executive Officer. The $1,350,000 was received for consulting services. As part of the termination agreement, Mr. Jochum received a one time payment of $730,000. Under the terms of his employment contract, Mr. Jochum received a monthly pension which during 1999 aggregated $250,000. The Company had accrued a liability for the pension during his employment.


(2) Perquisites and other personal benefits represented the lesser of $50,000 or 10% of annual salary and bonus.

(3)  $818,290,  and  $1,681,605  were  accrued  in 1996 and 1995,  respectively, relating to Mr. Jochum's augmented retirement benefit provided by his Employment Agreement. Due to a change in pension formula, the Company in 1997 recognized a one time benefit of approximately $1.1 million.


(4) Includes $8,628 in premiums paid by the Company in 1998 and 1997 for life insurance for which Mr. Jochum may designate the beneficiary.

(5)  Represents Company contribution to defined contribution plan.

(6) Other than with respect to Mr. Jochum, the amount of options granted includes options granted as part of the voluntary exchange program.


(7) These bonuses were paid outside of the Company's senior management bonus programs.

Pursuant to an agreement with the Company, Mr. DeRosa's home in New Jersey was purchased by the Company for $382,500, which was based on the average of three independent appraisals.


Management Employment Agreements


     As of January 8, 1999, the Board of Directors elected Mark D. Groban, M.D. to be interim Chairman of the Board and Thomas P. Barbera to be interim President and Chief Executive Officer. The Board of Directors also approved employment agreements for Dr. Groban and Mr. Barbera, and Robert E. Foss. The Company's employment agreements with Dr. Groban and Mr. Barbera were effective January 8, 1999, and were to continue for a period of one year from the date of the conclusion of the search effort and the acceptance of the selected individual(s) to serve as Chairman of the Board, President and Chief Executive Officer unless earlier terminated as provided in the agreement. If Dr. Groban or Mr. Barbera were selected and agreed to serve as Chairman of the Board or President and Chief Executive Officer, the Company and the selected executive were required to enter into a new employment agreement. Dr. Groban and Mr. Barbera's employment agreements provided for a base salary of a minimum of $475,000 per year. In addition, Dr. Groban and Mr. Barbera's employment agreements provided for options to purchase 85,000 shares of Common Stock to be granted to each of them on February 25, 1999 and to vest on a pro-rata basis over a one to five year period, said vesting to be determined by the percentage increase of 1999 earnings per share over 1998 earnings per share as adjusted for one time items and as determined by the Board.

     On April 21, 1999, Dr. Groban was elected Chairman of the Board and Mr. Barbera was elected President and Chief Executive Officer. On that date, Dr. Groban and Mr. Barbera entered into new employment agreements with the Company. These agreements were amended on August 11, 1999 and the amended agreements are described below.

     The Company's new employment agreements with Dr. Groban and Mr. Barbera are to continue for a three-year term and provide each a minimum base salary of $525,000 with a provision that allows for an annual change in salary directly related to the earnings of the Company. For 2000 and 2001, the base salary will increase or decrease by the percentage equal to 50% of the percentage change in the Company's consolidated net after tax income during the previous year. Items of a non-recurring nature may be excluded in computing the Company's consolidated net income. The employment agreements also provide that any salary increase may not be greater than 25% and any salary decrease may not be greater than 12.5% in any one year. In addition, the Company agreed to grant Dr. Groban and Mr. Barbera options to purchase no less than 150,000 shares of Common Stock at the stock price on the date of grant on each of January 1, 2000 and January 1, 2001. Such options will vest 50% on the date of grant and 50% based on performance to be determined by the Stock Option Committee and the Board at the first Board meeting in 2000 and 2001, respectively.

     On February 15, 2000, the Stock Option Committee, with the approval of the Board, voted to grant Dr. Groban and Mr. Barbara options to purchase 245,750 shares of Common Stock at the January 1, 2000 price. One half of the options vested on the grant date. The vesting period for the remaining options could be as short as one year if 2000 pretax income exceeds $50 million and as long as 5 years if 2000 pretax income is $44 million or less. The Stock Option Committee, with the approval of the Board, provided that the options would vest over 4, 3, or 2 years as income increased over $44 million and approaches $50 million.

     Each new employment agreement may be terminated by the Company in the event of a material breach thereof by either Dr. Groban or Mr. Barbera or for cause with no payment to either Dr. Groban or Mr. Barbera. If the Company terminates either agreement for any reason other than death, disability or just cause or if Dr. Groban or Mr. Barbera terminate the agreement because (1) the Company materially breached the agreement; (2) the Company reassigns either person greater than 75 miles roundtrip from the Company's principal executive offices; or (3) the Company substantially reassigns Dr. Groban's or Mr. Barbera's duties and responsibilities, the Company must pay Dr. Groban or Mr. Barbera an amount equal to 24 months base salary paid in equal bi-weekly payments over a period of two years and any pro-rata bonus that he would have been entitled to had he been employed at the end of the year in which such termination occured. In addition, all stock options held by either Dr. Groban or Mr. Barbera would immediately vest and become exercisable under the terms of the applicable plan. The employment agreements also contain a covenant not to compete provision upon a termination without cause or voluntary resignation whereby Dr. Groban and Mr. Barbera agree not to be employed as an executive officer of, control, manage, or otherwise participate in the management of the business of a significant competitor of the Company for one year after his termination of employment. In consideration of the covenant not to compete, the Company will pay Dr. Groban or Mr. Barbera an additional amount equal to one year of his pre-termination base salary.

         In the event of a "change of control" as defined in the agreements, both Dr. Groban and Mr. Barbera would receive cash equal to two times his base salary for the year in which such "change in control" occurs and two times the amount equal to the maximum bonus Dr. Groban or Mr. Barbera could have earned under the applicable bonus plan for the year in which such change in control occurs. In addition, all stock options to which either Dr. Groban or Mr. Barbera was entitled would immediately vest and become exercisable. In addition, in the event of a "change in control," the Company will pay to Dr. Groban or Mr. Barbera an amount equal to the sum of (x) excise taxes imposed on him under
Section 4999 of the Code and (y) income taxes due from him with respect to the payment of the amount in subsection (x) above as well as the payment for income taxes under this provision. A "change in control" is deemed to occur under the agreements if, at any time, substantially all the assets of the Company are sold or transferred by sale, merger or otherwise, or if any "person" (as such term is used in Sections 13(d) or 14(d) of the 1934 Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the then-existing outstanding securities of the Company.

         The employment agreements also provide that either Dr. Groban and Mr. Barbera and their respective spouses at the time of their death or retirement are eligible for health coverage from the Company or its successor during the term of their respective lives, such health coverage to be paid for by Dr. Groban, Mr. Barbera or their respective spouses with the normal Company contribution for active employees in effect during the period of coverage. The employment agreements also provide for a $450 a month automobile allowance.

          Mr. Foss' employment agreement was effective January 8, 1999 and continues until April 21, 2002 unless earlier terminated as provided in the agreement. His agreement was amended on August 11, 1999 and the amended agreement is described below.

         Mr. Foss' minimum base salary under the amended agreement is $400,000 with a provision that allows for an annual change in salary directly related to the earnings of the Company. Mr. Foss' employment agreement provided that his base salary will increase or decrease each year beginning in the year 2000 by a percentage equal to 50% of the percentage change in the Company's consolidated net after tax income during the previous year. The employment agreement also provides that his salary cannot be increased by more than 20% or decreased by more than 10% in any one year.

         In addition, Mr. Foss' employment contract provides for options to purchase 75,000 shares of the Common Stock granted to him on February 25, 1999 and to vest on a pro-rata basis over a one to five year period determined by the percentage increase of 1999 earnings per share over 1998 earnings per share as adjusted for one time items and as determined by the Board. In addition, on both January 1, 2000 and January 1, 2001, the Company agreed to grant Mr. Foss options to purchase no less than 130,000 shares of Common Stock at the stock price on the date of grant. Such options will vest 50% on the date of grant and 50% based on performance to be determined by the Stock Option Committee and the Board at the first Board meeting in 2000 and 2001, respectively.

         On February 15, 2000, the Stock Option Committee, with the approval of the Board, voted to grant Mr. Foss options to purchase 212,983 shares of Common Stock at the January 1, 2000 price. One half of the options vested on the grant date. The remaining options will vest from one to five years based upon the 2000 pretax income in the same manner as the options of Dr. Groban and Mr. Barbara.

         Mr. Foss' agreement may be terminated by the Company in the event of a material breach thereof by Mr. Foss or for cause as determined by the Board of Directors with no payment to Mr. Foss. If the Company terminates the agreement for any reason other than death, disability or just cause or if Mr. Foss terminates the agreement because (1) the Company materially breached the agreement; (2) the Company reassigns Mr. Foss greater than 75 miles roundtrip from the Company's principal executive offices; or (3) the Company's substantially reassigns Mr. Foss' duties and responsibilities, the Company must pay Mr. Foss an amount equal to 12 months base salary paid in equal bi-weekly payments over a period of one year and any pro-rata bonus that he would have been entitled to had he been employed at the end of the year. In addition, all stock options held would immediately vest and become exercisable under the terms of the applicable plan.

         In the event of a "change of control" as defined in the agreement, Mr. Foss would receive a cash payment equal to two times his base salary for the year in which such "change in control" occurs and two times the amount equal to the maximum bonus he could have earned under the applicable bonus plan for the year in which such change in control occurs. In addition, all stock options to which he was entitled would immediately vest and become exercisable. In the event of a "change in control," the Company will pay Mr. Foss an amount equal to the sum of (x) excise taxes imposed on him under Section 4999 of the Code and
(y) income taxes due from him with respect to the payment of the amount in subsection (x) above as well as the payment for income taxes under this provision. A "change in control" is deemed to occur under the agreement if, at any time, substantially all the assets of the Company are sold or transferred by sale, merger or otherwise, or if any "person" (as such term is used in Sections 13(d) or 14(d) of the 1934 Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the then-existing outstanding securities of the Company.

         The employment agreement contains a covenant not to compete provision upon a termination without cause or voluntary resignation whereby Mr. Foss agrees not to be employed as an executive officer of, control, manage, or otherwise participate in the management of the business of a significant competitor of the Company for one year after his termination of employment. In consideration of the covenant not to compete, the Company will pay Mr. Foss an additional amount equal to one year of his pre-termination base salary.

         The employment agreement also provides that Mr. Foss and his respective spouse at the time of his death or retirement are eligible for health coverage from the Company or its successor during the term of their respective lives, such health coverage to be paid for by Mr. Foss or his spouse with the normal Company contribution for active employees in effect during the period of coverage. The employment agreement also provides for a $450 a month automobile allowance.

         Under the agreements, retirement benefits will be payable to Dr. Groban, Mr. Barbera and Mr. Foss beginning on the day each person attains age sixty-two if he is at that time still employed by the Company and he elects to retire from employment with the Company or he is not at the time employed by the Company and elects to begin receiving retirement benefits. In addition, Dr. Groban, Mr. Barbera or Mr. Foss may elect early retirement and may elect to receive payment of the retirement benefit at anytime after attaining age 55 but before age 62 by providing notice to the Company. Such early retirement benefit will be actuarially adjusted solely for actual retirement age and will be subject to a vesting schedule. If Dr. Groban, Mr. Barbera or Mr. Foss retires on or after reaching age 62, each person will be entitled to receive from the Company a retirement benefit which will provide an annual lifetime benefit in an amount equal to three percent of the total average annual base salary and bonus compensation for the years beginning on or after January 1, 1999 times the total number of months of service with the Company, including all months prior to January 1, 1999, divided by 12 to a limit of 60% of each person's total compensation defined as the total amount of annual salary and maximum annual bonus that he could have earned in the calendar year of his termination of employment with the Company. If he elects early retirement and retires after reaching age 55 but before age 62, the annual payment will be adjusted so that the total amount of retirement benefits to be paid does not exceed the actuarial equivalent of the amount that would then have been payable in retirement benefits had he reached and retired at age 62. For the purposes of determining actuarial equivalency, the retirement benefit will be reduced by .25% per month for each month that the actual retirement age is below age 62. Retirement benefits became 50% vested on January 1, 2000 and the remaining 50% vests if such person is employed on January 1, 2001 and immediately upon a change in control, death or disability. Such retirement benefit will be paid in single annual payments for his life with the initial payment made to him on his retirement date. The Company is not obligated to pay any retirement benefit under this provision if he is terminated for cause by the Company. He may elect a beneficiary to receive a survivor benefit upon his retirement date.

         The Company and MD-IPA entered into an employment agreement with Mr. Jochum for the period January 1, 1991 through December 31, 1998. On November 21, 1997, the Company entered into a new agreement with Mr. Jochum for the period January 1, 1999 to December 31, 2001. For the reasons stated in the following paragraph, Mr. Jochum's new agreement was never effective. Mr. Jochum's annual base salary under the agreements was $1,350,000 for 1998.

         As of January 8, 1999, Mr. Jochum resigned his positions with the Company under the terms of a Settlement Agreement with the Company. Pursuant to the Settlement Agreement, Mr. Jochum received compensation consistent with a termination other than for cause under the terms of his employment agreement with the Company for the period January 1, 1991 through December 31, 1998. Specifically, Mr. Jochum received a lump sum payment of $730,000 and $1,350,000 paid in 26 equal bi-weekly installments continuing through the period January 21, 2000. Mr. Jochum is also entitled to the supplemental retirement benefits including a split dollar option that Mr. Jochum previously elected and health insurance benefits.

         Dr. Dvorak and Ms. Hulen also entered into employment contracts with the Company on December 4, 1998, which provided for a one year term effective through December 4, 1999, and entitled them to specified compensation in the event of a change in control of the Company during such period.

1999 Options Grants Table

         The following table shows certain information regarding the options granted to the Named Officers in 1999. The Company did not grant any stock appreciation rights to these individuals in 1999.


                          Individual Grants
                    Number of        % of Total Options                                        Potential Realizable
                    Securities       Granted to                                                Value at Assumed Annual
                    Underlying       Employees in                                              Rates of Appreciation for
                    Options          Fiscal Year   Exercise or  Base Market Price Expiration   Option Term
 Name               Granted (#)(1)                 Price ($/Sh) on Grant Date     Date         5%($)    10%($)

Mark D. Groban, M.D.     85,000(2)   3.34%          $8.2500         $8.2500      02/25/2004 $193,742    $428,120
                         60,000(3)   2.35%         $12.0000        $12.0000      01/08/2004 $198,923    $439,567

Thomas P. Barbera        85,000(2)   3.34%          $8.2500         $8.2500      02/25/2004 $193,742    $428,120
                         60,000(3)   2.35%         $12.0000        $12.0000      01/08/2004 $198,923    $439,567

Robert E. Foss           75,000(2)   2.94%          $8.2500         $8.2500      02/25/2004 $170,949    $377,753
                         51,000(3)   2.00%         $12.0000        $12.0000      01/08/2004 $169,084    $373,632

Vera C. Dvorak, M.D.     18,000(4)   0.70%          $9.250          $9.250       05/03/2004  $46,001    $101,650

Debbie J. Hulen          15,000(4)   0.58%          $9.250          $9.250       05/03/2004  $38,334     $84,708
                          7,500(4)   0.29%          $6.875          $6.875       10/08/2004  $14,246     $31,479

George T. Jochum             -0-     -              -               -            -          -           -

J. Stevens Dufresne       9,000(4)   0.35%          $9.2500         $9.2500       07/30/2000  $4,163      $8,325

(1) Each option becomes immediately exercisable in the event of a change of control of the Company.

(2) Vesting occurred on February 15, 2000 based on the Company's 1999 earnings per share over 1998 earnings per share as set forth by schedule in the applicable employment agreements, which became 100% vested based upon the increase of 1999 earnings over 1998 earnings.

(3)  Options immediately vested upon grant.

(4) Vesting to occur 1/3 each on the first, second and third anniversary date of the date of grant.

Aggregated Option Exercises in 1999 and December 31, 1999 Option Values

     The following table contains information regarding options exercised by the Named Officers during 1999 and the number and value of unexercised options at December 31, 1999. No information is presented for stock appreciation rights as none have been granted by the Company.


                                                                                                 Value of
                                                                        Number of Securities     Unexercised
                                                                        Underlying Unexercised   In-the-Money
                                                                        Options at               Options at
                                                                        12/31/99 (#)             12/31/99 ($) (1)
-------------------------------------------------------------------------------------------------------------------
                                  Shares Acquired      Value               Exercisable/         Exercisable/
Name                              on Exercise (#)      Realized ($)        Unexercisable        Unexercisable
Mark D. Groban, M.D.              0                    0                   147,600/103,000      0/$5,313
Thomas P. Barbera                 0                    0                   171,600/109,000      0/$5,313
Robert E. Foss                    0                    0                   172,000/95,000       0/$4,688
Vera C. Dvorak, M.D.              0                    0                   77,000/40,000        0/0
Debbie J. Hulen                   0                    0                   66,500/40,900        0/$10,781
George T. Jochum                  0                    0                   748,500/0            0/0
J. Stevens Dufresne               0                    0                   98,600/0             0/0
---------------------------
(1)          Based on closing price on the New York Stock Exchange of $8.3125 on December 31, 1999.

Supplemental Retirement Plan for Key Executives

          In general, pursuant to the employment contracts entered into with Dr. Groban, Mr. Barbera, and Mr. Foss, each executive is entitled to supplemental retirement income benefits. See "Management Employment Agreements." The retirement benefit, subject to a vesting schedule, is payable to the executives beginning on the day the executive attains age 62, (1) if the executive is at that time still employed by the Company, and the executive elects to retire or
(2) the executive is not at that time employed by the Company, and elects to begin receiving retirement benefits. The executive may elect an early retirement and may elect to receive payment of the retirement benefit at anytime after attaining age 55. An early retirement benefit will be actuarially adjusted solely for actual retirement age and will be subject to a vesting schedule.

          The retirement benefit vests 50% if the executive is employed by the Company on January 1, 2000 and the remaining 50% if the executive is employed on January 1, 2001 by the Company. The retirement benefit becomes 100% vested upon a change in control, death or disability.

                               Pension Plan Table
                            Estimated Annual Benefit
                                Years of Service

Remuneration               15               20                25                30               35
$150,000                 $ 67,500         $ 90,000          $ 90,000         $  90,000        $  90,000
$200,000                 $ 90,000         $120,000          $120,000          $120,000         $120,000
$300,000                 $135,000         $180,000          $180,000          $180,000         $180,000
$400,000                 $180,000         $240,000          $240,000          $240,000         $240,000
$500,000                 $225,000         $300,000          $300,000          $300,000         $300,000
$600,000                 $270,000         $360,000          $360,000          $360,000         $360,000
$700,000                 $315,000         $420,000          $420,000          $420,000         $420,000
$800,000                 $360,000         $480,000          $480,000          $480,000         $480,000
$850,000                 $382,500         $510,000          $510,000          $510,000         $510,000

         The retirement benefit is calculated as a percentage of total average annual salary and bonus compensation for years beginning after January 1, 1999. The estimated credited years of service as of February 2000 are:

         Dr. Groban        10 years 5 months
         Mr. Barbera       6 years 10 months
         Mr. Foss          5 years 8 months

         The retirement benefit is equal to 3% of the total average annual base salary and bonus compensation for years beginning on or after January 1, 1999 times the total number of months of service with the Company, including all months prior to January 1, 1999, divided by 12, to a limit to 60% of the executive's total amount of annual salary and maximum annual bonus that he could have earned in the calendar year of the executive's termination of employment with the Company. The retirement benefit is not subject to any deduction from Social Security or other offset amounts. However, the Company is not obligated to pay any retirement benefit if the executive is terminated for cause by the Company.

      RATIFICATION OF ADOPTION OF THE 2000 NON-QUALIFIED STOCK OPTION PLAN

                                  (Proposal 2)


         The Company's Board of Directors ("Board") adopted the 2000 Non-Qualified Stock Option Plan ("2000 Plan") on October 24, 1999 and amended it on February 15, 2000 and it intends to submit the 2000 Plan to stockholders for approval at the Annual Meeting. The Company is soliciting stockholder approval of the 2000 Plan so that the 2000 Plan complies with the requirements of Section 162(m) of the Code and the Company's ability to deduct compensation paid to executive officers under the 2000 Plan is preserved.

         The 2000 Plan becomes effective May 8, 2000. However, the 2000 Plan will not be effective unless and until it is approved by the Company's stockholders. Pursuant to the 2000 Plan, 2 million shares of Common Stock were reserved for future issuance by the Company to directors, officers, and key employees through the grant of non-qualified stock options to purchase Common Stock of the Company. These shares of Common Stock will be deposited in the Trust.


Purpose


         The purpose of the 2000 Plan is to advance the interest of the Company and its Subsidiaries by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors, officers, and key employees through the grant of options to purchase Common Stock. The 2000 Plan will enable the Company to retain the services of non-employee directors, officers and key employees and to compete effectively with other enterprises for the services of non-employee directors, officers and key employees as may be needed for the continued improvement of its business. The consideration for issuance of the non-qualified stock options is the continued services of the non-employee directors, officers and employees to the Company and its Subsidiaries.


Administration


         The Board may appoint more than one Committee to administer the 2000 Plan. If it appoints more than one Committee, one Committee will have the authority to grant options to a participant who is either, at the date of grant of the option, a "covered employee" as defined in Section 162(m) of the Code or who is subject to Section 16 of the 1934 Act. This Committee will also have the authority to grant options to other participants. This Committee, which will be the Stock Option Committee, must be composed of at least two directors of the Company, each of whom is a "non-employee director" as defined in Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. If, however, at least two of the Company's directors are not both "non-employee directors" and "outside directors," the Board may grant options to a participant who is either a "covered employee" or subject to Section 16 of the 1934 Act, in which case the Board may also administer the 2000 Plan.

         The other Committee (the "Select Committee") will be composed of at least one director, who may be an officer of the Company. This Committee will have authority to grant options to a participant who is not, at the date of grant of the option, either a "covered employee" as defined in Section 162(m) of the Code or subject to Section 16 of the 1934 Act. If, however, there is a conflict between the determinations made by the Stock Option Committee and the Select Committee, the determinations made by the Stock Option Committee control.

         Each Committee will act by a majority vote of its members. Each Committee may interpret the 2000 Plan, establish and modify administrative rules for the 2000 Plan, select the non-employee directors, officers and other key employees to whom options may be granted, determine the terms and provisions of the respective options agreements (which need not be identical), determine all claims for benefits under the 2000 Plan, impose such conditions and restrictions on options as it determines appropriate, determine whether the shares delivered on exercise of options will be treasury shares or will be authorized but previously unissued shares, and take such steps in connection with the 2000 Plan and options granted under the 2000 Plan as it may deem necessary or advisable. No action of a Committee is effective it if contravenes or amends the 2000 Plan in any respect.

         Members of each Committee, as directors of the Company, serve until their successors are elected and qualified, and may be removed, with or without cause, by the holders of two-thirds of the shares entitled to vote at an election of directors or for cause by an affirmative vote of the entire Board of Directors at any regular or special meeting of the Board of Directors. The members of the Stock Option Committee and the Select Committee are set forth in "Directors and Executive Officers-Board Meetings and Committees."


Option Grants to Directors, Officers and Key Employees

         Eligibility. Any non-employee director, officer or key employee of the Company or its Subsidiaries is eligible to receive options under the 2000 Plan. As of December 31, 1999, the approximate number of employees who would be eligible to participate in the 2000 Plan was 1,250 and the approximate number of eligible non-employee directors was 30.

         Each employee participant may not receive options to purchase more than one million shares under the 2000 Plan during the term of the 2000 Plan. Except for the limitation in the preceding sentence and the limitation on the types of participants to whom the Select Committee may grant options, each Committee has complete authority to determine those directors, officers and key employees to whom options may be granted.


         Term; Exercisability. The grant of an option will be evidenced by a written stock option agreement executed by the Company and the optionee, stating the number of shares of Common Stock subject to the option and other terms that the appropriate Committee may determine. The term of each option will be determined by the Committee at the time the option is granted. However, no option may have a term in excess of ten years after the date of grant. Each option is exercisable in such installments and at such times as designated by the Committee. Installments, to the extent not exercised, accumulate and are exercisable until the option expires, unless the Committee determines otherwise.


         Option Price and Payment; Fair Market Value. The 2000 Plan provides that the purchase price of the shares of Common Stock issuable on exercise of an option shall be no less than the fair market value of the Common Stock of the Company as of the date of the grant of the option.


         Fair market value of a share of Common Stock means, as of any given date, the closing sales price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is then traded or, if the Common Stock is not then traded on a national securities exchange, the closing sales price or, if none, the average of the bid and asked prices of the Common Stock on such date as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq"). If, however, there were no sales reported as of such date, fair market value will be computed as of the last date preceding such date on which a sale was reported. If any such exchange or quotation system is closed on any day on which fair market value is to be determined, fair market value will be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading. If the Common Stock is not admitted to trade on a securities exchange or quoted on Nasdaq, the fair market value of a share of Common Stock as of any given date will be as determined in good faith by the appropriate Committee, in its sole and absolute discretion, which determination may be based on, among other things, the opinion of one or more independent and reputable appraisers qualified to value companies in the Company's line of business. Notwithstanding the foregoing, the fair market value of a share of Common Stock will never be less than par value per share.


     Termination of Employment or Other Service. In general, in the event of the termination of an optionee's employment for reasons other than death or disability, the optionee has the right to exercise any option with respect to all or any part of the shares subject thereto, to the extent that the option had become exercisable at the time of such termination, for a period of ninety days following the date of termination, but in no event later than the expiration date of the option. Each Committee may, however, permit an employee participant to continue to accrue service with respect to the vesting of his or her options. In general, if the optionee's employment is terminated by his or her permanent disability within the meaning of Section 22(e)(3) of the Code, all options granted under the 2000 Plan to such optionee may be exercised (whether or not otherwise exercisable) at any time within one year after the optionee's termination because of disability, but in any event no later than the expiration date of the option. In general, if the optionee's employment is terminated by his or her death, such employee's beneficiary is entitled to exercise any options that were vested at the date of the employee's date until the initial expiration date of such options. Notwithstanding the above, if the employee at the time of death had been an employee of the Company or a Subsidiary for a period of ten years, 50% of the employee's unvested options becomes vested and subject to exercise as stated above and, if the employee at the time of death had been an employee of the Company or a Subsidiary for a period of fifteen years, all of the employee's unvested options become vested and subject to exercise as stated above. Each Committee may, however, in its discretion provide for shorter periods of time in an option agreement.

         With respect to grants to non-employee directors, unless a Committee, in its sole and absolute discretion provides for a shorter or longer period of time in an option agreement, or otherwise provides for a longer period of time, if a non-employee director's service terminates for any reason, or if such person ceases to be a non-employee director, such option may be exercised, to the extent it was exercisable on the date of such termination of service, until the expiration of the stated term of the option, but only to the extent it was not previously exercised.

         In addition, each Committee may permit the purchase of Common Stock subject to any option granted to a participant prior to the time such option would otherwise become exercisable under the terms of the option agreement.


Each Committee also may permit any option granted to a participant to be exercised after its expiration date. However, no option may be exercised more than ten years after its date of grant.


Exercise of Options


         In general, options may be exercised by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice must be accompanied by payment in full of the purchase price in such form as the Committee may accept (including payment in accordance with a cashless exercise program approved by the Committee). If and to the extent the Committee determines in its discretion, a participant also has the right to pay the exercise price, in full or in part, in the form of Common Stock duly owned by the participant (and for which the participant has good title, free and clear of any liens and encumbrances) based on the fair market value of the Common Stock as of the date the option is exercised. Any already issued Common Stock used for payment must have been held by the participant for at least six months. No Common Stock will be issued on exercise of an option until payment therefore has been made. A participant will generally have the right to dividends or other rights of a stockholder with respect to Common Stock subject to the option only when certificates for shares of Common Stock are issued to the participant.


Transferability

         Stock options granted under the 2000 Plan are transferable only by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order.

Adjustments upon Changes in Capitalization; Change in Control


         Recapitalization. The number and kind of shares subject to outstanding options, the purchase price or exercise price of such options, the limit on the number of options that may be granted to an employee participant and the number and kind of shares available for options subsequently granted under the 2000 Plan will be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the 2000 Plan or the options granted under the 2000 Plan. The Committee has the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case.


         Sale  or   Reorganization.   After  any   reorganization,   merger,  or
consolidation in which the Company is the surviving entity, each participant will, at no additional cost, be entitled upon the exercise of an option outstanding prior to such event to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable on exercise pursuant to such option, the number and class of shares of stock or other securities to which such participant would have been entitled pursuant to the terms of the reorganization, merger, or consolidation, if at the time of such reorganization, merger, or consolidation, such participant had been the holder or record of a number of shares of Common Stock equal to the number of shares of Common Stock receivable on exercise pursuant to such option.
Comparable rights will accrue to each participant in the event of successive reorganizations, mergers, or consolidations of the character described above.


         Options to Purchase Stock of Acquired Companies. After any reorganization, merger, or consolidation in which the Company is a surviving entity, each Committee may grant substituted options under the provisions of the 2000 Plan, replacing old options granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options may no longer be issued following such reorganization, merger, or consolidation. The foregoing adjustments and manner of application of the foregoing provisions will be determined by the appropriate Committee in its sole and absolute discretion. Any such adjustments may provide for the elimination of any fractional shares of Common Stock that might otherwise become subject to any options.

         Changes in Control. (1) Upon the dissolution or liquidation of the Company, (2) upon a reorganization, merger, or consolidation in which the Company is not the surviving corporation, (3) upon the sale of substantially all of the property or assets of the Company to another corporation or (4) if at least 50% or more of the voting stock of the Company is sold either through a tender offer or otherwise to a party or an affiliated group of parties, then the 2000 Plan and the options issued thereunder will terminate, unless provisions are made in connection with such transaction for the assumption of options therefore granted, or for the substitution for such options of new options of the successor corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and the per share exercise prices. If such options terminate, all outstanding options will be exercisable in full for at least 30 days prior to such termination date, whether or not exercisable during such period, provided that no option will be exercisable more than ten years following its date of grant. For purposes of this provision, the Company refers to Mid Atlantic Medical Services, Inc., MD-IPA, OCI and/or PHP-MD, jointly or separately. The Committee determines the date on which options may become exercisable pursuant to this provision.


Amendment and Termination of the 2000 Plan


         Amendment. The Board has complete power and authority to amend the 2000 Plan at any time it is deemed necessary or appropriate. However, the Board may not, without the affirmative approval of a simple majority of the holders of Common Stock, represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Common Stock, make any amendment that requires stockholder approval under any applicable law or rule, unless the Board determines that compliance with such law or rule is no longer desired. No termination or amendment of the 2000 Plan may, without the consent of the affected participant, adversely affect the right of such individual under such option. However, the appropriate Committee may, in its sole and absolute discretion, make provision in an option agreement for such amendments that, in its sole and absolute discretion, it deems appropriate.

         Termination. The 2000 Plan will terminate on May 7, 2010; however the Board has the right and the power to terminate the 2000 Plan at any time. No option may be granted under the 2000 Plan after the termination of the 2000 Plan. The termination of the 2000 Plan will not have any other effect and any option outstanding at the time of the termination of the 2000 Plan may be amended and exercised and may vest after the termination of the 2000 Plan at any time prior to the expiration date of such option to the same extent such option could have been amended and would have been exercisable or vest had the 2000 Plan not terminated.


Options Currently Outstanding

         No options have been granted at this time under the 2000 Plan. The total market value as of February 18, 2000 of 2 million reserved shares was $15,875,000 (based on the closing sales price on the NYSE).

Federal Income Tax Consequences

         The following summary is a general discussion of certain of the principal federal income tax consequences of the grant and exercise of options issued pursuant to the 2000 Plan and the later disposition of the shares acquired by such exercise.


         Under present regulations and published authorities, an officer, director or employee ("holder") recognizes no income when he or she receives an option under the 2000 Plan. Upon the exercise of an option, however, the holder will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (called the "option spread"). If an option holder sells shares acquired by the exercise of an option granted under the 2000 Plan, the option holder generally will realize capital gain or loss in the year of such sale in an amount equal to the difference between (i) the net proceeds from the sale and (ii) the option exercise price plus the amount included in income upon exercise of the option. If such shares are held for more than one year, then any gain or loss on their sale will be long-term capital gain or loss taxable at a reduced rate. The applicable capital gains rate will depend on the holder's marginal tax rate and the length of time the shares are held prior to sale.


         The Company generally will be entitled to a tax deduction for federal income tax purposes for the fiscal year in which the holder recognized ordinary income. The amount of the deduction will equal the amount included in the option holder's gross income for federal income tax purposes by reason of such exercise. The Company is entitled, under present Treasury regulations, to deduct the amount shown on a timely issued Form W-2 (or Form 1099 if applicable) as includible with the holder's gross income.

         Legislation enacted in 1993 limits the amount of compensation deductible to a public corporation for U.S. income tax purposes to $1,000,000 per executive officer. This limitation does not apply to compensation arrangements that are based on the performance of the corporation and have been approved by its stockholders.

         Under the 2000 Plan, each optionee who is an officer or employee of the Company must arrange with the Company a means of paying any federal, state, local or foreign withholding tax as required by law upon the exercise of an option under the 2000 Plan. Such amounts may be paid, at the election of the optionee, either (i) in cash withheld from the optionee's salary or other compensation payable by the Company or a Subsidiary, (ii) in shares of Common Stock already owned or otherwise issuable to the optionee upon exercise of an option that have a fair market value on the date on which the amount of tax to be withheld is determined equal to the amount of tax the Company is entitled to withhold, and/or (iii) cash paid to the Company by the optionee.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ADOPTION OF THE 2000 PLAN.

          RATIFICATION OF ADOPTION OF THE SENIOR MANAGEMENT BONUS PLAN

                                  (Proposal 3)

              Section 162(m) of the Code limits the tax deduction available to a public company for compensation paid to certain executive officers, unless the compensation qualifies as "performance based." The Board of Directors believes that, in light of Section162(m), it is desirable to adopt an incentive bonus plan to provide for objective performance goals, and to submit the plan for stockholder approval. This will enable the executives' bonuses to qualify as "performance based" compensation for purposes of Section 162(m), and thereby continue to be deductible by the Company without regard to the deduction limit otherwise imposed by that Section.

         The Board of Directors has adopted the Senior Management Bonus Plan (the "Plan") and is submitting the Plan to the stockholders for approval. Approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and casting votes on the proposal at the Annual Meeting. If approved by the stockholders, the Plan will become effective as of January 1, 2000.

         The  following  is  a  general   summary  of  the  Plan.  The  Plan  is
substantially similar to the 2000 Key Management Bonus Plan, in which all full-time non-sales level personnel levels 10-17 participate, except that the percentage payments are lower.

         Purpose. The purpose of the Plan is to increase incentives for employees to attain and maintain high standards of performance, to attract and retain employees of outstanding competence and ability, to stimulate the active interest of employees in the development and financial success of the Company, to further the aligning of interests of employees with those of the stockholders and to reward employees for outstanding performance when certain objectives are achieved.

         Administration. The Compensation Committee has been designated to administer the Plan. The Compensation Committee will interpret the Plan, prescribe, amend, and rescind rules relating to it, select eligible participants, and take all other actions necessary for its administration, which actions will be final and binding upon all participants.

         Selection of Participants. For each calendar year, the Compensation Committee will determine in writing the participants who will be eligible to receive a bonus under the Plan for such period. Only full time employees classified in level 18 or above are eligible to participate in the Plan (approximately 24 individuals as of February 18, 2000). The Compensation Committee will make its determination of participants prior to the commencement of the calendar year, or at such other time as permitted by Section 162(m) of the Code.

         Performance Objectives. For each calendar year, the Compensation Committee will establish the applicable performance objectives in writing prior to the commencement of the calendar year, or at such other time as permitted by
Section 162(m) of the Code. The performance objectives selected will be relative or absolute measures of any one or more of the Business Criteria. The performance objectives will, subject to the required certification described below, state an objective method for computing the amount of bonus payable to the participant upon attainment of the performance objectives. The formula will set the target level(s) of performance required for the performance objectives to be attained.

         Business Criteria. The Business Criteria for purposes of the Plan are specified levels of one or more of Operating Income, Net Income, Pre-Tax Income (defined as pre-tax income before expansion or acquisition costs, charges or credits not related to current year operations and prior to return of physicians' withhold and physicians' bonuses), Earnings Per Share, Cash Flow, Return on Investment, Return on Capital, Revenue, Return on Equity, Total Shareholder Return, Return on Assets, Membership in Company Products, Membership in HMO Product, Membership in ASO Product, Membership in Medicare Product, Membership in Medicaid Product, Membership in Indemnity Product and Membership in PPO Product.

         The above terms shall have the same meaning as in the Company's financial statements, or if the terms are not used in the Company's financial statements, as applied pursuant to generally accepted accounting principles, or as used in the industry, as applicable. As determined by the Compensation Committee, the Business Criteria will be applied (i) in absolute terms or relative to one or more other companies or indices and (ii) to a business unit, geographic region, one or more separately incorporated entities, or the Company as a whole.

         Bonus Certification. The Compensation Committee will certify in writing prior to payment of the bonus that the Performance Objective has been attained and the bonus is payable. With respect to Compensation Committee certification, approved minutes of the meeting in which the certification is made will be treated as written certification.

         Maximum Bonus Payable. The maximum bonus payable under the Plan to any participant for any calendar year is $1 million. The total bonuses payable to all participants for any calendar year may not be greater than 10% of the Company's average annual income before taxes for the preceding five years (such calculation shall be in accordance with Rule 452 of the New York Stock Exchange).

     Discretion to Reduce Rewards. The Compensation Committee, in its sole and absolute discretion, may reduce the amount of any reward otherwise payable to a participant.

         Active Employment Requirement. A bonus will be paid for a calendar year only to a participant who is actively employed by the Company (or on approved vacation or other approved leave of absence) throughout the calendar year and who is employed by the Company on the date the bonus is paid. To the extent consistent with the deductibility of awards under Section 162(m) of the Code and regulations thereunder, the Compensation Committee may in its sole discretion grant a bonus for the calendar year to a participant who is first employed or who is promoted to position eligible to become a participant under the Plan during the calendar year, or whose employment is terminated during the calendar year because of the participant's retirement with entitlement to immediate pension benefits under the Company's retirement plan, death, or because of disability as defined in Section 22(e)(3) of the Code. In such cases of partial active employment, a pro rata bonus may be paid for the calendar year.

         Payment of Bonuses. Bonuses will be paid to participants for a calendar year in lump sum cash payments as soon as administratively practicable after the calendar year and after the Compensation Committee certifies that the bonuses are payable.

         Stockholder Approval. No bonus will be payable under the Plan unless the Plan is approved by the stockholders in accordance with Section 162(m) of the Code and regulations thereunder.

         Amendment and Termination of the Plan. The Compensation Committee may amend or terminate the Plan at any time, except that no amendment or termination shall be made that would impair the rights of any participant to a bonus that would be payable were the participant to terminate employment on the effective date of such amendment or termination, unless the participant consents to such amendment or termination. The Plan will automatically terminate on January 1, 2005 unless sooner terminated by action of the Compensation Committee.

         The following table sets forth the amounts that would be paid under the Plan for fiscal year 2000, based on the assumptions that each employee's base salary for fiscal year 2000 will equal his or her annual rate of base salary as in effect on March 1, 2000 and that all performance objectives are attained at the maximum level for such year.

NAME AND PRINCIPAL POSITION                               DOLLAR VALUE ($)(1)

Mark D. Groban, M.D.                                                $279,248
Chairman of the Board

Thomas P. Barbera                                                   $279,248
President and Chief Executive Officer

Robert E. Foss                                                      $179,664
Senior Executive Vice President and Chief
Financial Officer

Vera C. Dvorak                                                       $83,440
Executive Vice President and
Medical Director

Debbie J. Hulen                                                      $63,840
Senior Vice President

George T. Jochum                                                        None
Former Chairman of the Board,
President and Chief Executive Officer

J. Stevens Dufresne                                                     None
Former Executive Vice President of Provider
Networks

All executive officers as a group................................... $1,202,720
All non-executive directors as a group.....................................None
All non-executive officer employees as a group(2)..................... $680,540
---------------------

(1) The calculation is based on salaries as of March 1, 2000. No adjustments have been made for promotions, salary adjustments, terminations or new hires that may occur in 2000.

(2)  Payable under the 2000 Bonus Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ADOPTION OF THE SENIOR MANAGEMENT BONUS PLAN.

                              INDEPENDENT AUDITORS

         Ernst & Young LLP has been the Company's independent auditors since June 2, 1989. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and will have an opportunity, if they so desire, to make a statement and will be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

         Any proposal that a stockholder wishes to have presented at the 2001 annual meeting of stockholders of the Company and included in the Company's Proxy Statement and proxy to be used in connection with such meeting must be received at the main office of the Company no later than December 2, 2000. Such proposals should be directed to the attention of Sharon C. Pavlos, Secretary, at Mid Atlantic Medical Services, Inc., 4 Taft Court, Rockville, Maryland 20850. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the 1934 Act, it will be included in the Proxy Statement and set forth in the form of proxy issued for the next annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

         The Company's Bylaws provide that only such business shall be conducted at an annual meeting of the Company's stockholders as shall have been brought before the meeting (1) by or at the direction of the Board of Directors, or (2) by any stockholder of the Company who is entitled to vote with respect thereto and who meets the requirements of Regulation 14A of the 1934 Act. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be personally delivered or mailed to and received at the principal executive offices of the Company not less than 120 days in advance of the first anniversary of the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting. However, if the date of the annual meeting changes by more than 30 days from the date of the previous year's meeting, to be timely, a stockholder's notice must be personally delivered or mailed to and received at the principal executive offices of the Company in the manner required by Regulation 14A promulgated under the 1934 Act.

         A stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (1) the name and address of the stockholder who intends to make the proposal and the text of the proposal to be introduced; (2) the class and number of shares of the Company's stock held of record or owned beneficially by such stockholder as well as the other information with respect to the ownership of the Company's stock required by Regulation 14A promulgated under the 1934 Act as of the record date for the meeting (if such date shall have been made publicly available) and as of the date of such notice; (3) a representation that the stockholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice; (4) such other information as may be required by Regulation 14A promulgated under the 1934 Act; and (5) if the proposal relates to the nomination of a director, the information described in the next paragraph.

         If the proposal relates to the nomination of a director, a stockholder's notice must set forth, as to each person whom such stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A promulgated under the 1934 Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

         The Bylaws also provide that, at any special meeting of the Company's stockholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Company's Board of Directors, Chairman or President.

                                 OTHER BUSINESS

         Management is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies solicited hereby will be voted in accordance with the judgment of the persons voting the proxies.

         After the business session and a report to the stockholders on the progress of the Company and its Subsidiaries, a discussion period will take place during which stockholders will have an opportunity to discuss matters of interest concerning the Company and its Subsidiaries.

                           VOTE REQUIRED FOR APPROVAL

         A plurality of the shares present at the Annual Meeting together with those present by proxy will be sufficient to elect Directors (Proposal 1). As to Proposal 2, Proposal 3, and other matters that may be submitted to the Company's stockholders for approval, a simple majority of the shares present at the Annual Meeting together with those present by proxy will be sufficient to approve such proposals and other matters.

         Under Delaware law, shares represented at the Annual Meeting (either by properly executed proxy or in person) that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions as to Proposals 1, 2 or 3 will have the same effect as votes against the respective proposals. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of such proposals (and therefore will reduce the absolute number - although not the percentage - of votes needed for approval) and will not be counted as votes for or against the proposals. Under applicable rules, brokers will have discretionary voting authority to vote on Proposals 1, 2 and 3.

                                            By Order of the Board of Directors,


                                            /s/ Sharon C. Pavlos


                                            Sharon C. Pavlos
                                            Secretary

Rockville, Maryland
March 31, 2000

                      MID ATLANTIC MEDICAL SERVICES, INC.
                                 P.O. BOX 11176
                           NEW YORK, N.Y. 10203-0176
                      MID ATLANTIC MEDICAL SERVICES, INC.
                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD May 1, 2000

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes Thomas P. Barbera and Mark D. Groban, M.D. and each of them indi-vidually, with the power of substitution, to vote and otherwise represent all of the shares of common stock ("Common Stock") of Mid Atlantic Medical Services, Inc. ("Company"), held of record by the undersigned, at the Annual Meeting of Stockholders of the Company ("Annual Meeting") to be held at the offices of the Corporation located at 10 Taft Court, Rockville, Maryland 20850 on Monday, May 1, 2000 at 10:00 a.m, Rockville time, and any adjourn-ment or adjournments thereof, as follows:

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting. All other proxies heretofore given by the undersigned to vote shares of Common Stock of the Company are expressly revoked.

Unless a contrary direction is indicated, this Proxy Will Be Voted "For" the Proposals Referred to in Items 1, 2 and 3. The Board of Directors recommends votes "For" the Proposals referred to in Items 1, 2 and 3. This Proxy is Solicited on Behalf of the Board of Directors.

(Continued and to be signed on the other side.)




                                 MID ATLANTIC MEDICAL SERVICES, INC.
                                 P.O. BOX 11176
                                 NEW YORK, N.Y.. 10203-0176




(1) Election of Directors.
FOR all nominees listed below ____
WITHHOLD AUTHORITY to vote for all nominees listed below ____
*EXCEPTIONS____

Nominees: Howard M. Arnold, John W. Dillon, Mark D. Groban, M.D. and John P. Mamana, M.D.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
*Exceptions____________________________________________________________________

(2) To ratify the adoption of the 2000  Non-Qualified  Stock  Option  Plan.
 FOR  ____
 AGAINST___
 ABSTAIN___

(3) To ratify the adoption of the Senior  Management Bonus Plan.
 FOR  ____
 AGAINST___
 ABSTAIN___


(4) In their discretion upon such other business and other matters and pro-posals as may properly come before the Annual Meeting or any adjourn-ment or adjournments thereof.

                                x Change of Address
                                 or Comments  Mark Here _____

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Votes  must be  indicated  (x) in Black or Blue ink.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Whether or not you plan to attend the Annual Meeting, you are urged to execute and return your proxy, which may be revoked at any time prior to its use.

Dated: __________________________________________________

_________________________________________________________
Signature of Stockholder

_________________________________________________________
Signature(s) of Additional Stockholder(s)

                                   Appendix A
                       MID ATLANTIC MEDICAL SERVICES, INC.
                          SENIOR MANAGEMENT BONUS PLAN

1. Purpose. The Mid Atlantic Medical Services, Inc. Senior Management Bonus Plan is intended to increase incentives for eligible executives to attain and maintain the highest standards of performance, to attract and retain key executives of outstanding competence and ability, to stimulate the active interest of key executives in the development and financial success of the Company, to further the identity of interests of employees with those of the Company's stockholders generally and to reward executives for outstanding performance when certain objectives are achieved.

2. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

(a)  "Board" means the Board of Directors of the Company.

(b)  "Bonus" means an award payable under this Plan.

(c) "Bonus Period" means the calendar year beginning on or after the Effective Date with respect to which the Bonus is to be paid.

(d) "Business Criteria" means the business criteria listed in Section 6 of this Plan.

(e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(f) "Committee" means the Committee appointed by the Board to administer the Plan. The Committee shall be constituted at all times so as to meet the outside director requirements of Section 162(m) of the Code.

(g)  "Company" means Mid Atlantic Medical Services, Inc. and its subsidiaries.

(h)  "Effective Date" means January 1, 2000.

(i) "Eligible Executives" means all employees of the Company classified in Level 18 or above or any successor designation.

(j)  "Participant"   means,  with  respect  to  a  Bonus  Period,  the  Eligible
     Executives selected by the Committee to be eligible to receive a Bonus for such Bonus Period as provided in Section 5 of this Plan.

(k) "Performance Objective" means the performance objective or objectives established pursuant to Section 5 of the Plan.

(l) "Plan" means the Mid Atlantic Medical Services, Inc. Senior Management Bonus Plan.

(m) "Restricted Officers" means the Chief Executive Officer of the Company and its four highest compensated officers (other than the Chief Executive Officer) as defined in Treasury Regulation 1.162-27(c)(2).

3. Administration. The Committee shall interpret the Plan, prescribe, amend, and rescind rules relating to it, select eligible Participants, and take all other actions necessary for its administration, which actions shall be final and binding upon all Participants.

4. Compliance with Section 162(m). The Plan shall be administered to comply with Section 162(m) of the Code and regulations promulgated thereunder, and if any Plan provision is found not to be in compliance with Section 162(m) of the Code, the provision shall be deemed modified as necessary to meet the requirements of Section 162(m) of the Code. Notwithstanding anything in the Plan to the contrary, the Committee, in its absolute discretion, may bifurcate the Plan so as to restrict, limit, or condition the applicability of any provision of the Plan to Restricted Officers without so restricting, limiting, or conditioning the Plan with respect to other Participants.

5. Selection of Participants and Performance Objective. Prior to the commencement of each Bonus Period, or at such later time as permitted by
     Section 162(m) of the Code and regulations thereunder, the Committee shall determine in writing (i) the Participants who shall be eligible to receive a Bonus for such Bonus Period, (ii) the Performance Objective, which shall be a relative or absolute measure of any one or more of the Business Criteria, and (iii) the formula for computing the amount of Bonus payable to each Participant if the Performance Objective is achieved (such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code).

6. Business Criteria. The Business Criteria will include specified levels of one or more of the following:

     Operating Income                             Net Income
     Pre-Tax Income(1)                            Earnings Per Share
     Cash Flow                                    Return on Investment
     Return on Capital                            Revenue
     Return on Equity                             Total Shareholder Return
     Return on Assets                             Membership in Company Products
     Membership in HMO Product                    Membership in ASO Product
     Membership in Medicare Product               Membership in Medicaid Product
     Membership in Indemnity Product              Membership in PPO Product

The above terms shall have the same meaning as in the Company's financial statements, or if the terms are not used in the Company's financial statements, as applied pursuant to generally accepted accounting principles, or as used in the industry, as applicable. As determined by the Committee, the Business Criteria shall be applied (i) in absolute terms or relative to one or more other companies or indices and (ii) to a business unit, geographic region, one or more separately incorporated entities, or the Company as a whole).

7. Bonus Certification. The Committee shall certify in writing prior to payment of the Bonus that the Performance Objective has been attained and the Bonus is payable. With respect to Committee certification, approved minutes of the meeting in which the certification is made shall be treated as written certification.

8. Maximum Bonus Payable. The maximum Bonus payable under this Plan to any Participant for any Bonus Period shall be $1 million. In no event shall the aggregate Bonuses payable to all Participants for any Bonus Period exceed 10% of the Company's average annual income before taxes for the preceding five years (such calculation shall be in accordance with Rule 452 of the New York Stock Exchange).

9. Discretion to Reduce Awards. The Committee, in its sole and absolute discretion, may reduce the amount of any award otherwise payable to a Participant.

10. Active Employment Requirement. Except as provided below, a Bonus shall be paid for a Bonus Period only to a Participant who is actively employed by the Company (or on approved vacation or other approved leave of absence) throughout the Bonus Period and who is employed by the Company on the date the Bonus is paid. To the extent consistent with the deductibility of awards under Section 162(m) of the Code and regulations thereunder, the Committee may in its sole discretion grant a Bonus for the Bonus Period to a Participant who is first employed or who is promoted to a position eligible to become a Participant under this Plan during the Bonus Period, or whose employment is terminated during the Bonus Period because of the Participant's retirement with entitlement to immediate pension benefits under the Company's retirement plan, death, or because of disability as defined in Section 22(e)(3) of the Code. In such cases of active employment for part of a Bonus Period, a pro rata Bonus may be paid for the Bonus Period.

11. Payment of Bonus. A Bonus shall be paid to the Participant for the Bonus Period as provided in this Plan. The Company shall pay the Bonus to the Participant in a single cash payment as soon as administratively practicable after the Bonus Period and after the Committee certifies that the Bonus is payable as provided in Section 7. In the event of the Participant's incompetency, the Company in its sole discretion may pay any Bonus to the Participant's guardian or directly to the Participant. In the event of the Participant's death, any Bonus shall be paid to the Participant's spouse or, if there is no surviving spouse, the Participant's estate. Payments under this Section shall operate as a complete discharge of the Committee and the Company. The Company shall deduct from any Bonus paid under the Plan the amount of any taxes required to be withheld by the federal or any state or local government.

12. Stockholder Approval. No Bonus shall be payable under this Plan unless the Plan is disclosed to and approved by the stockholders of the Company in accordance with Section 162(m) of the Code and regulations thereunder.

13. Limitation of Rights. Nothing in this Plan shall be construed to (a) give any employee of the Company any right to be awarded any Bonus other than that set forth herein, as determined by the Committee; (b) give a Participant any rights whatsoever with respect to shares of common stock of the Company; (c) limit in any way the right of the Company to terminate an employee's employment with the Company at any time; (d) give a Participant or any other person any interest in any fund or in any specific asset or assets of the Company; or (e) be evidence of any agreement or understanding, express or implied, that the Company will employ an employee in any particular position or at any particular rate of remuneration.

14. Nonassignment. The right of a Participant to the payment of any Bonus under the Plan may not be assigned, transferred, pledged, or encumbered, nor shall such right or other interests be subject to attachment, garnishment, execution, or other legal process.

15. Amendment or Termination of the Plan. The Committee may amend or terminate the Plan at any time, except that no amendment or termination shall be made that would impair the rights of any Participant to a Bonus that would be payable were the Participant to terminate employment on the effective date of such amendment or termination, unless the Participant consents to such amendment or termination. The Plan shall automatically terminate on January 1, 2005 unless sooner terminated by action of the Committee.

16. Governing Law. The Plan shall be governed by the laws of the State of Delaware other than the conflict of laws provisions thereof.



(1) Defined as pre-tax income before expansion or acquisition costs, charges or credits not related to current year operations and prior to return of physicians' withhold and physicians' bonuses.

                                   Appendix B

                       MID ATLANTIC MEDICAL SERVICES, INC.

                      2000 NON-QUALIFIED STOCK OPTION PLAN

Article I.  Purpose, Adoption and Term of the Plan

         1.01 Purpose. The purpose of the Mid Atlantic Medical Services, Inc. 2000 Non-Qualified Stock Option Plan (hereinafter referred to as the "Plan") is to advance the interests of the Company (as hereinafter defined) and its Subsidiaries (as hereinafter defined) by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors, officers and key employees through the grant of options to purchase Common Stock (as hereinafter defined). The Plan will enable the Company to retain the services of non-employee directors, officers and key employees upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent and to compete effectively with other enterprises for the services of non-employee directors, officers and key employees as may be needed for the continued improvement of its business.

         1.02 Adoption and Term. The Plan shall become effective on May 8, 2000, subject to the prior approval of a simple majority of the holders of Common Stock represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Common Stock. The Plan shall terminate on May 8, 2010, or such earlier date as shall be determined by the Board (as hereinafter defined); provided, however, that, in the event the Plan is not approved by a simple majority of the holders of Common Stock represented, by person or by proxy, and entitled to vote at an annual or special meeting at or before the Company's 2000 annual meeting of holders of Common Stock, the Plan shall terminate on such date and any Options (as hereinafter defined) made under the Plan prior to such date shall be void and of no force and effect.

Article II.  Definitions

         For purposes of the Plan, capitalized terms shall have the following meanings:

         2.01 "Beneficiary" means an individual, trust or estate who or that, by will or the laws of descent and distribution, succeeds to the rights and obligations of the Participant under the Plan and an Option Agreement upon the Participant's death.

         2.02     "Board" means the Board of Directors of the Company.

         2.03 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes said section.

     2.04 "Committee" means a committee of the Board as may be appointed, from time to time, by the Board.

                  (a) The Board may appoint more than one Committee to administer the Plan. If it appoints more than one Committee, one Committee (the "Stock Option Committee") shall have the authority to grant Options to a Participant who is either, at the Date of Grant of the Option, a "covered employee" as defined in Section 162(m) or who is subject to Section 16 of the Exchange Act; however, such Committee shall also have the authority to grant Options to other Participants. The Stock Option Committee shall be composed of at least two directors of the Company, each of whom is a "non-employee director" as defined in Rule 16b-3 and an "outside director" within the meaning of Section 162(m). If, however, at least two of the Company's directors are not both "non-employee directors" and "outside directors," the Board may grant Options to a Participant who is either a "covered employee" or subject to Section 16 of the Exchange Act, in which case the Board may also administer the Plan and the term "Committee" as used herein shall also include the Board. The other Committee (the "Select Committee") shall be composed of at least one director, who may be an officer of the Company. The Select Committee shall have authority to grant Options to a Participant who is not, at the Date of Grant of the Option, either a "covered employee" as defined in Section 162(m) or subject to Section 16 of the Exchange Act.

                  (b) The Board may, from time to time, appoint members of each Committee in substitution for those members who were previously appointed and may fill vacancies, however caused, in the Committee.

                  (c) The Stock Option Committee and the Select Committee shall each have the power and authority to administer the Plan in accordance with
Article III with respect to particular classes of Participants (as specified in Section 2.04(a)) and, when used herein, the term "Committee" shall mean either the Stock Option Committee or the Select Committee if the Board appoints more than one Committee to administer the Plan. If, however, there is a conflict between the determinations made by the Stock Option Committee and the Select Committee, the determinations made by the Stock Option Committee shall control.

     2.05 "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

     2.06 "Company" means Mid Atlantic Medical Services, Inc., a corporation organized under the laws of the State of Delaware, and its successors.

         2.07 "Date of Grant" means the date designated by the Committee as the date as of which it grants an Option, which shall not be earlier than the date on which the Committee approves the granting of such Option.

     2.08 "Disability" has the meaning specified in Section 22(e)(3) of the Code.

     2.09 "Disability Date" means the date as of which an Employee Participant is determined by the Committee to have a Disability.

     2.10 "Employee Participant" means a Participant who is not a Non-Employee Director.

     2.11 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.13 "Fair Market Value" of a share of Common Stock means, as of any given date, the closing sales price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is then traded or, if the Common Stock is not then traded on a national securities exchange, the closing sales price or, if none, the average of the bid and asked prices of the Common Stock on such date as reported on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"); provided, however, that, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; provided, further, that, if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading. If the Common Stock is not admitted to trade on a securities exchange or quoted on Nasdaq, the Fair Market Value of a share of Common Stock as of any given date shall be as determined in good faith by the Committee, in its sole and absolute discretion, which determination may be based on, among other things, the opinion of one or more independent and reputable appraisers qualified to value companies in the Company's line of business. Notwithstanding the foregoing, the Fair Market Value of a share of Common Stock shall never be less than par value per share.

         2.14 "Non-Employee Director" means each member of the Board or of the Board of Directors of a Subsidiary, in each case who is not an employee of the Company or of any of its Subsidiaries.

         2.15 "Option Agreement" means a written agreement between the Company and a Participant specifically setting forth the terms and conditions of an Option granted to a Participant under the Plan.

         2.16 "Option" means any option to purchase Common Stock granted under the Plan to an Employee Participant or to a Non-Employee Director. All Options granted under the Plan shall be Options that do not qualify as incentive stock options under Section 422 of the Code.

         2.17 "Participant" means any employee or Non-Employee Director of the Company or any of its Subsidiaries selected by the Committee to receive an Option under the Plan in accordance with Articles V and/or VI.

     2.18  "Plan"  means  the  Mid  Atlantic   Medical   Services,   Inc.   2000
Non-Qualified Stock Option Plan as set forth herein, andas the same may be amended from time to time.

     2.19 "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under Section 16 of the Exchange Act and any successor rule.

     2.20 "SEC" means the Securities and Exchange Commission.

     2.21 "Section 162(m)" means Section 162(m) of the Code and the regulations thereunder.

     2.22 "Subsidiary" means a company more than 50% of the equity interests of which are beneficially owned, directly or indirectly, by the Company.

     2.23 "Termination of Employment" means, with respect to an Employee Participant, the voluntary or involuntary termination of a Participant's employment with the Company or any of its Subsidiaries for any reason, including, without limitation, death, Disability, retirement or as the result of the sale or other divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, and whether a Termination of Employment is a result of Disability, shall be determined in each case by the Committee in its sole and absolute discretion.

Article III.  Administration

         3.01 Committee. The Plan shall be administered by the Committee, which shall have exclusive and final authority in each determination, interpretation, or other action affecting the Plan and its Participants. The Committee shall have the sole and absolute discretion to interpret the Plan, to establish and modify administrative rules for the Plan, to select the Non-Employee Directors, officers and other key employees to whom Options may be granted, to determine the terms and provisions of the respective Option Agreements (which need not be identical), to determine all claims for benefits under the Plan, to impose such conditions and restrictions on Options as it determines appropriate, to determine whether the shares delivered on exercise of Options will be treasury shares or will be authorized but previously unissued shares, and to take such steps in connection with the Plan and Options granted hereunder as it may deem necessary or advisable. No action of the Committee will be effective if it contravenes or amends the Plan in any respect.

         3.02 Actions of the Committee. Except when the "Committee" is the "Board" in the circumstance described in the fourth sentence of Section 2.04(a), all determinations of the Committee shall be made by a majority vote of its members. A majority of a Committee's members shall constitute a quorum. Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee shall also have express authorization to hold Committee meetings by conference telephone, or similar communication equipment by means of which all persons participating in the meeting can hear each other.

Article IV.  Shares of Common Stock

         4.01 Number of Shares of Common Stock Issuable. Subject to adjustments as provided in Section 7.05, 2,000,000 shares of Common Stock shall be available for Options under the Plan. Any and all of such shares may be issued pursuant to Options granted to Employee Participants or to Non-Employee Directors. The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company and held in its treasury.

         4.02 Number of Shares of Common Stock Awarded to any Participant. In the event the purchase price of an Option is paid, or related tax or withholding payments are satisfied, in whole or in part through the delivery of shares of Common Stock issuable in connection with the exercise of the Option, a Participant will be deemed to have received an Option with respect to those shares of Common Stock.

     4.03 Shares of Common Stock Subject to Terminated Options. The Common Stock covered by any unexercised portions of terminated Options may again be subject to new Options under the Plan.

Article V.  Participation

         5.01 Eligible Participants. Employee Participants shall be such officers and other key employees of the Company or its Subsidiaries, whether or not directors of the Company, as the Committee, in its sole and absolute discretion, may designate from time to time. Non-Employee Director Participants shall be such Non-Employee Directors as the Committee, in its sole and absolute discretion, may designate from time to time. In making such designation, the Committee may take into account the nature of the services rendered by the officers, key employees and Non-Employee Directors, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee, in its sole and absolute discretion, may deem relevant. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Options in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Options. A Participant may hold more than one Option granted under the Plan. During the term of the Plan, no Employee Participant may receive Options to purchase more than 1,000,000 shares of Common Stock under the Plan.

Article VI.  Stock Options

         6.01 Grant of Option. Any Option granted under the Plan shall have such terms as the Committee may, from time to time, approve, and the terms and conditions of Options need not be the same with respect to each Participant.

         6.02 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a) Option Price. The option price per share of Common Stock purchasable under an Option shall be determined by the Committee at the time of grant but shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant; provided, however, that, except as required by Rule 16b-3 with respect to Options granted to persons subject to Section 16 of the Exchange Act, no amendment of an Option shall be deemed to be the grant of a new Option for purposes of this Section
     6.02(a). Notwithstanding the foregoing, the option price per share of Common Stock of an Option shall never be less than par value per share.

          (b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the Date of Grant.

          (c) Exercisability. An Option Agreement with respect to Options may contain such performance targets, waiting periods, exercise dates and restrictions on exercise (including, but not limited to, a requirement that an Option is exercisable in periodic installments), and restrictions on transfer of the underlying shares of Common Stock, if any, as may be determined by the Committee at the time of grant. To the extent not exercised, installments shall cumulate and be exercisable, in whole or in part, at any time after becoming exercisable, subject to the limitations set forth in Sections 6.02(b), (f), (g) and (h).

          (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions that apply under Section 6.02(c) and subject to Sections 6.02(b), (f), (g) and (h), Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept (including payment in accordance with a cashless exercise program approved by the Committee). If and to the extent the Committee determines in its sole and absolute discretion at or after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the Participant (and for which the Participant has good title, free and clear of any liens or encumbrances) based on the Fair Market Value of the shares of Common Stock on the date the Option is exercised; provided, however, that any already owned Common Stock used for payment must have been held by the Participant for at least six months. No Common Stock shall be issued on exercise of an Option until payment, as provided herein, therefor has been made. A Participant shall generally have the right to dividends or other rights of a stockholder with respect to Common Stock subject to the Option only when certificates for shares of Common Stock are issued to the Participant.

          (e) Non-Transferability of Options. No Option shall be transferable by the Participant otherwise than by will, by the laws of descent and distribution, or pursuant at a domestic relations order.

          (f) Acceleration or Extension of Exercise Time. The Committee, in its sole and absolute discretion, shall have the right (but shall not in any case be obligated) to permit purchase of Common Stock subject to any Option granted to a Participant prior to the time such Option would otherwise become exercisable under the terms of the Option Agreement. In addition, the Committee, in its sole and absolute discretion, shall have the right (but shall not in any case be obligated) to permit any Option granted to a Participant to be exercised after the day the Option would otherwise expire, subject, however, to the limitation set forth in Section 6.02(b).

          (g) Exercise of Options Upon Termination of Employment. The following provisions apply to Options granted to Employee Participants:

          (i)  Exercise of Vested Options Upon Termination of Employment.

                                    (A)  Termination.  Unless the Committee,  in
                                         its  sole  and   absolute   discretion,
                                         provides for a shorter or longer period
                                         of time  in an  Option  Agreement  or a
                                         longer  period  of time  in  accordance
                                         with Section 6.02(f),  upon an Employee
                                         Participant's Termination of Employment
                                         other   than  by  reason  of  death  or
                                         Disability,  the  Employee  Participant
                                         may,  within  90 days  from the date of
                                         such    Termination    of   Employment,
                                         exercise  all or any part of his or her
                                         Options as were exercisable at the date
                                         of  Termination  of  Employment.  In no
                                         event,   however,  may  any  Option  be
                                         exercised    later    than   the   date
                                         determined pursuant to Section 6.02(b).

                                    (B)  Disability.  Unless the  Committee,  in
                                         its  sole  and   absolute   discretion,
                                         provides for a shorter or longer period
                                         of time  in an  Option  Agreement  or a
                                         longer  period  of time  in  accordance
                                         with Section 6.02(f),  upon an Employee
                                         Participant's   Disability   Date,  the
                                         Employee  Participant  may,  within one
                                         year   after   the   Disability   Date,
                                         exercise  all or a  part  of his or her
                                         Options, whether or not such Option was
                                         exercisable on the Disability Date, but
                                         only  to  the  extent  not   previously
                                         exercised.  In no event,  however,  may
                                         any Option be exercised  later than the
                                         date  determined  pursuant  to  Section
                                         6.02(b).

                                        (C) Death. Unless the Committee,  in its
                                        sole and absolute  discretion,  provides
                                        for  a  shorter  period  of  time  in an
                                        Option  Agreement,  in the  event of the
                                        death of an Employee  Participant  while
                                        employed by the Company or a Subsidiary,
                                        the Employee  Participant's  Beneficiary
                                        shall  be  entitled   to  exercise   any
                                        Options  that were vested at the date of
                                        the Employee  Participant's  death until
                                        the  initial  expiration  date  of  such
                                        Option  determined  pursuant  to Section
                                        6.02(b).  Notwithstanding  the above, if
                                        the Employee  Participant at the time of
                                        death  had  been  an   employee  of  the
                                        Company or a Subsidiary  for a period of
                                        ten   years,   50%   of   the   Employee
                                        Participant's   unvested   Option  would
                                        become vested and subject to exercise as
                                        stated   above   and  if  the   Employee
                                        Participant  at the  time of  death  had
                                        been an  employee  of the  Company  or a
                                        Subsidiary   for  a  period  of  fifteen
                                        years, all of the Employee Participant's unvested Options would become vested and subject to exercise as stated above and shall expire on the date of expiration of the Option determined pursuant to
                                        Section 6.02(b).

                           (ii) Expiration of Unvested Options Upon Termination of Employment. Subject to Sections 6.02(f) and 6.02(g)(i)(B) and (C), to the extent all or any part of an Option granted to an Employee Participant was not exercisable as of the date of Termination of Employment, such right shall expire at the date of such Termination of Employment. Notwithstanding the foregoing, the Committee, in its sole and absolute discretion and under such terms as it deems appropriate, may permit an Employee Participant to continue to accrue service with respect to the right to exercise his or her Options.

                  (h) Exercise of Options Upon Termination of Service. Unless the Committee, in its sole and absolute discretion, provides for a shorter or longer period of time in an Option Agreement or a longer period of time in accordance with Section 6.02(f), if a Non-Employee Director's service with the Company or a Subsidiary terminates for any reason or if such person ceases to be a Non-Employee Director, such Option may be exercised to the extent it was exercisable on the date of such termination of service until the expiration of the stated term of the Option, but only to the extent it was not previously exercised.

Article VII.  Terms Applicable to All Options Granted Under the Plan

         7.01 Plan Provisions Control Option Terms. The terms of the Plan shall govern all Options granted under the Plan, and in no event shall the Committee have the power to grant to a Participant any Option under the Plan that is contrary to any provisions of the Plan. If any provision of any Option granted under the Plan conflicts with any of the terms in the Plan as constituted on the Date of Grant of such Option, the terms in the Plan as constituted on the Date of Grant of such Option shall control.

         7.02 Option Agreement. No person shall have any rights under any Option granted under the Plan unless and until the Company and the Participant to whom such Option shall have been granted shall have executed and delivered an Option Agreement authorized by the Committee expressly granting the Option to such person and containing provisions setting forth the terms of the Option. If there is any conflict between the provisions of an Option Agreement and the terms of the Plan, the terms of the Plan shall control.

         7.03 Modification of Option After Grant. Except as provided by the Committee, in its sole and absolute discretion, in the Option Agreement or as provided in Section 7.05, no Option granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Option) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

         7.04 Taxes. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any Common Stock issuable under such Participant's Option, and the Company may defer issuance of Common Stock upon the grant or exercise of an Option unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee or its delegate and shall be payable by the Participant at such time as the Committee determines. A Participant shall be permitted to satisfy his or her tax or withholding obligation by (a) having cash withheld from the Participant's salary or other compensation payable by the Company or a Subsidiary, (b) the payment of cash by the Participant to the Company, (c) the payment in shares of Common Stock already owned by the Participant valued at Fair Market Value, and/or (d) the withholding from the Option, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such Common Stock, to satisfy such tax or withholding requirements. The Committee shall be authorized, in its sole and absolute discretion, to establish rules and procedures relating to any such withholding methods it deems necessary or appropriate (including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act to have shares of Common Stock withheld from an Award to meet those withholding obligations).

         7.05     Adjustments to Reflect Capital Changes; Change in Control.

                  (a) Recapitalization. The number and kind of shares subject to outstanding Options, the purchase price or exercise price of such Options, the limit set forth in the last sentence of Section 5.01 of the Plan, and the number and kind of shares available for Options subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Options granted under the Plan. The Committee shall have the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case.

                  (b) Sale or Reorganization. After any reorganization, merger, or consolidation in which the Company is the surviving entity, each Participant shall, at no additional cost, be entitled upon the exercise of an Option outstanding prior to such event to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable on exercise pursuant to such Option, the number and class of shares of stock or other securities to which such Participant would have been entitled pursuant to the terms of the reorganization, merger, or consolidation if, at the time of such reorganization, merger, or consolidation, such Participant had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock receivable on exercise pursuant to such Option. Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers, or consolidations of the character described above.

                  (c) Options to Purchase Stock of Acquired Companies. After any reorganization, merger, or consolidation in which the Company shall be a surviving entity, the Committee may grant substituted Options under the provisions of the Plan, replacing old options granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options may no longer be issued following such reorganization, merger, or consolidation. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole and absolute discretion. Any such adjustments may provide for the elimination of any fractional shares of Common Stock that might otherwise become subject to any Options.

                  (d) Changes in Control. (i) Upon the dissolution or liquidation of the Company, (ii) upon a reorganization, merger, or consolidation in which the Company is not the surviving corporation, (iii) upon the sale of substantially all of the property or assets of the Company to another corporation, or (iv) if at least 50% or more of the voting stock of the Company is sold either through a tender offer or otherwise to a party or an affiliated group of parties, then the Plan and the Options issued thereunder shall terminate, unless provisions are made in connection with such transaction for the assumption of Options theretofore granted, or for the substitution for such Options of new options of the successor corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and the per share exercise prices. In the event such Options shall be terminated, all outstanding Options shall be exercisable in full for at least 30 days prior to such termination date, whether or not exercisable during such period, subject, however, to the limitation set forth in Section 6.02(b). For purposes of this Section 7.05(d), the Company refers to Mid Atlantic Medical Services, Inc., MD-Individual Practice Association, Inc., Optimum Choice, Inc., and/or Physicians Health Plan of Maryland, Inc., jointly or separately. The Committee shall determine the date on which Options may become exercisable pursuant to this Section 7.05(d).

         7.06 Surrender of Options. Any Option granted to a Participant under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and holder approve.

         7.07 No Right to Option; No Right to Employment. No director, employee or other person shall have any claim or right to be granted an Option. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its Subsidiaries.

         7.08 Options Not Includable for Benefit Purposes. Income recognized by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of ERISA) or group insurance or other benefit plans applicable to the Participant that are maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by resolution of the Board.

         7.09 Governing Law. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

         7.10 No Strict Construction. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Option granted under the Plan or any rule or procedure established by the Committee.

         7.11 Compliance with Rule 16b-3 and Section 162(m). It is intended that the Plan be applied and administered in compliance with Rule 16b-3 and with
Section 162(m). If any provision of the Plan would be in violation of Section 162(m) if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Section 162(m) as determined by the Committee in its sole and absolute discretion. The Board is authorized to amend the Plan and the Committee is authorized to make any such modifications to Option Agreements to comply with Rule 16b-3 and Section 162(m), as they may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3 and Section 162(m). Notwithstanding the foregoing, the Board may amend the Plan so that it (or certain of its provisions) no longer comply with either or both of Rule 16b-3 or
Section 162(m) if the Board specifically determines that such compliance is no longer desired and the Committee may grant Options that do not comply with Rule 16b-3 and/or Section 162(m) if the Committee determines, in its sole and absolute discretion, that it is in the interest of the Company to do so.

         7.12 Captions. The captions (i.e., all Article and Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

         7.13 Severability. Whenever possible, each provision in the Plan and every Option at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and (b) all other provisions of the Plan and every other Option at any time granted under the Plan shall remain in full force and effect.

         7.14 Legends. All certificates for Common Stock delivered under the Plan shall be subject to such transfer restrictions set forth in the Plan and such other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

         7.15 Investment Representation. The Committee may, in its sole and absolute discretion, demand that any Participant awarded an Option deliver to the Committee at the time of grant or exercise of such Option a written representation that the shares of Common Stock to be acquired upon exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such written representation by the Participant prior to the delivery of any shares of Common Stock pursuant to the exercise of his or her Option shall be a condition precedent to the Participant's right to purchase or otherwise acquire such shares of Common Stock by such grant or exercise. The Company is not legally obliged hereunder if fulfillment of its obligations under the Plan would violate federal or state securities laws.

         7.16     Amendment and Termination.

                  (a) Amendment. The Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate; provided, however, that the Board shall not, without the affirmative approval of a simple majority of the holders of Common Stock, represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Common Stock, make any amendment that requires stockholder approval under applicable law or rule, unless the Board determines that compliance with such law or rule is no longer desired with respect to the Plan as a whole or the provision to be amended. No termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Option; provided, however, that the Committee may, in its sole and absolute discretion, make provision in an Option Agreement for such amendments that, in its sole and absolute discretion, it deems appropriate.

                  (b) Termination. The Board shall have the right and the power to terminate the Plan at any time. No Option shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Option outstanding at the time of the termination of the Plan may be amended and exercised and may vest after termination of the Plan at any time prior to the expiration date of such Option to the same extent such Option could have been amended or would have been exercisable or vest had the Plan not terminated.

     7.17 Costs and Expenses. All costs and expenses incurred in administering the Plan shall be borne by the Company.


     7.18 Unfunded Plan. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assure the payment of any award under the Plan.